UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23380

Name of Fund: BlackRock HPS Credit Strategies Fund (formerly BlackRock Credit Strategies Fund)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock HPS Credit Strategies Fund (formerly BlackRock Credit Strategies Fund), 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2025

Date of reporting period: 12/31/2025

Item 1 – Reports to Stockholders

(a) The Reports to Shareholders are attached herewith.

December 31, 2025
2025 Annual Report

BlackRock HPS Credit Strategies Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents

The Benefits and Risks of Leveraging
The Fund may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume the Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in the Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Fund’s investment adviser will be higher than if the Fund did not use leverage.
The Fund may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Consolidated Financial Statements, if applicable.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.
Derivative Financial Instruments
The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

The Benefits and Risks of Leveraging

Fund Summary as of December 31, 2025

BlackRock HPS Credit Strategies Fund
Investment Objective
BlackRock HPS Credit Strategies Fund’s (the “Fund”) (formerly known as BlackRock Credit Strategies Fund) investment objective is to seek to provide attractive risk-adjusted returns, primarily in the form of current income. The Fund seeks to achieve its investment objective by dynamically allocating across a range of private and public credit investments and investment strategies, leveraging the full capabilities of BlackRock’s credit platform, inclusive of HPS Investment Partners (“HPS”), a part of BlackRock. Under normal conditions, the Fund intends to invest at least 80% of its managed assets in credit-related investments.
The Fund’s common shares are not listed on any securities exchange. The Fund is designed for long-term investors, and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.
On October 1, 2025, the Board of Trustees of the Fund (the “Board”) approved a change in the name of the Fund to BlackRock HPS Credit Strategies Fund and certain changes to the Fund’s investment objective and investment strategies. These changes were effective on December 1, 2025.
No assurance can be given that the Fund’s investment objective will be achieved.
Net Asset Value Per Share Summary
	12/31/25	12/31/24	Change	High	Low
Net Asset Value — Institutional	$ 8.18	$ 8.47	(3.42)%	$ 8.49	$ 8.18
Net Asset Value — Class A	8.22	8.50	(3.29)	8.51	8.21
Net Asset Value — Class J	8.20	8.48	(3.30)	8.50	8.20
Net Asset Value — Class U	8.19	8.48	(3.42)	8.50	8.19
Net Asset Value — Class W	8.22	8.50	(3.29)	8.52	8.21
GROWTH OF $10,000 INVESTMENT

The Fund commenced operations on February 28, 2019.
(a)
Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)
A market-value weighted index designed to measure the performance of the U.S. leveraged loan market.
(c)
An unmanaged index comprised of issues that meet the following U.S. corporate bond criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

2025 BlackRock Annual Report to Shareholders

Fund Summary as of December 31, 2025(continued)

BlackRock HPS Credit Strategies Fund
Performance
Returns for the period ended December 31, 2025 were as follows:
			Average Annual Total Returns(a)
			1 Year		5 Years		Since Inception(b)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional(c)	8.60%	7.41%	5.62%	N/A	3.85%	N/A	5.07%	N/A
Class A(c)	7.64	6.55	4.93	2.31%	3.13	2.61%	4.35	3.96%
Class J(c)	8.08	6.92	5.20	2.04	3.36	2.73	4.57	4.10
Class U(c)	7.83	6.61	4.82	N/A	3.08	N/A	4.29	N/A
Class W(c)	7.57	6.49	4.93	1.26	3.15	2.42	4.34	3.80
Morningstar LSTA U.S. Leveraged Loan Index	—	—	5.90	N/A	6.42	N/A	5.78	N/A
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index	—	—	8.62	N/A	4.50	N/A	5.43	N/A

(a)
Assuming maximum sales charges, if any.  Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund commenced operations on February 28, 2019.
(c)
All returns reflect reinvestment of dividends and/or distributions at NAV on the payable date and reflect the Fund’s use of leverage, if any. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

N/A — Not applicable as share class and index do not have a sales charge.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
The following discussion relates to the Fund’s absolute performance based on NAV:
What factors influenced performance?
Contributions to the Fund’s performance were led by the performing liquid credit portion of the portfolio, across high yield bonds and leveraged loans. Additional contributions came from opportunistic credit exposure and securitized credit investments, namely CLO debt. Idiosyncratic underperformers in pre-existing middle market direct lending positions in the private credit portion of the portfolio detracted from performance during the period.
Describe recent portfolio activity.
The Fund initiated a strategic repositioning of the portfolio at the start of the fourth quarter to re-orient its investment approach to create diversification at the strategy level and create a more actively managed and balanced portfolio that seeks to maximize return and yield potential. As such, the public credit portion of the portfolio transitioned to a relative value driven multi-asset allocation based on fundamental credit selection that emphasizes consistent income generation and capital preservation. The private credit portion of the portfolio began to capture a more diversified opportunity set, adding direct lending investments that focus on large and upper-middle market borrowers. This transition enabled the Fund to increase yield and reduce concentration levels for the largest holdings in the portfolio.
Describe portfolio positioning at period end.
The Fund was strategically positioned with a focus on continuing to capture new private credit opportunities in the upper-middle/large borrower segment of the direct lending market that offer an attractive yield premium to liquid loan markets, compensating for illiquidity. The allocation to public credit represented just over half of the portfolio, with an emphasis on a targeted portfolio of opportunities across the high yield, leveraged loan, and CLO debt markets that offer compelling yields and relative value, complemented by opportunistic credit exposure that in our analysis offers additional yield and capital appreciation potential.  The Fund will continue to dynamically allocate across asset classes as it seeks to capture attractive risk-adjusted returns, with a focus on consistent income generation and capital preservation.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund Summary

Fund Summary as of December 31, 2025(continued)

BlackRock HPS Credit Strategies Fund
Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION
Investment Type	Percent of Total Investments(a)
Floating Rate Loan Interests	78.4%
Corporate Bonds	11.6
Asset-Backed Securities	6.8
Fixed Rate Loan Interests	1.6
Preferred Securities	1.3
Other*	0.3

CREDIT QUALITY ALLOCATION
Credit Rating(b)	Percent of Total Investments(a)
AA/Aa	0.8%
A	3.2
BBB/Baa	1.8
BB/Ba	4.5
B	37.1
CCC/Caa	4.8
CC	0.7
C	— (c)
D	— (c)
N/R	47.1

(a)	Excludes short-term securities, short investments and options, if any.
(b)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Rounds to less than 0.1%.
*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Consolidated Schedule of Investments for details.

2025 BlackRock Annual Report to Shareholders

About Fund Performance
Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees but are only available through the Fund’s distributor or an asset-based fee program sponsored by a registered broker-dealer or registered investment adviser (also known as a “wrap fee” program) that has an agreement with the Fund’s distributor.
Class A Shares are subject to a maximum initial sales charge (front-end load) of 2.50% and servicing and distribution fee of 0.75% per year. A contingent deferred sales charge of 1.50% is assessed on Fund repurchases of Class A Shares made within 18 months after purchase where no initial sales load was paid at the time of purchase as part of an investment of $250,000 or more. Class A Shares performance shown prior to the Class A Shares inception date of April 1, 2020 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class A Shares fees.
Class J Shares are subject to a maximum initial sales charge (front-end load) of 3.00% and servicing and distribution fee of 0.50% per year. These shares are available only through brokerage, transactional-based accounts and to clients of financial intermediaries with which the Fund has a selling agreement to distribute such shares. Class J Shares performance shown prior to the Class J Shares inception date of November 19, 2024 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class J Shares fees.
Class U Shares are not subject to any sales charge. These shares are subject to a servicing and distribution fee of 0.75% per year. These shares are available only to clients of financial intermediaries with which the Fund has a selling agreement to distribute such shares. Class U Shares performance shown prior to the Class U Shares inception date of July 9, 2021 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class U Shares fees.
Class W Shares are subject to a maximum initial sales charge (front-end load) of 3.50% and servicing and distribution fee of 0.75% per year. These shares are available only through brokerage, transactional-based accounts. Class W Shares performance shown prior to the Class W Shares inception date of July 9, 2021 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class W Shares fees.
Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value ("NAV") on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.
BlackRock Advisors, LLC (the "Manager"), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower.  With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.
The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
Disclosure of Expenses for Continuously Offered Closed-End Funds
Shareholders of the Fund may incur the following charges: (a) transactional expenses, including early withdrawal fees; and (b) operating expenses, including investment advisory fees, and other fund expenses. The example below (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.
The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any.  In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”
The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

About Fund Performance

Disclosure of Expenses for Continuously Offered Closed-End Funds (continued)
Expense Example for Continuously Offered Closed-End Funds
	Actual				Hypothetical 5% Return
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees		Annualized Expense Ratio
	Beginning Account Value (07/01/25)	Ending Account Value (12/31/25)	Including Interest Expense and Fees(a)	Excluding Interest Expense and Fees(a)	Beginning Account Value (07/01/25)	Ending Account Value (12/31/25)	Expenses Paid During the Period(a)	Ending Account Value (12/31/25)	Expenses Paid During the Period(a)	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Institutional	$ 1,000.00	$ 1,024.80	$ 8.47	$ 6.24	$ 1,000.00	$ 1,016.84	$ 8.44	$ 1,019.04	$ 6.21	1.66%	1.22%
Class A	1,000.00	1,021.90	11.99	9.74	1,000.00	1,013.35	11.94	1,015.57	9.70	2.35	1.91
Class J	1,000.00	1,023.30	10.57	8.35	1,000.00	1,014.75	10.53	1,016.95	8.32	2.07	1.64
Class U	1,000.00	1,020.80	12.37	10.15	1,000.00	1,012.96	12.33	1,015.16	10.11	2.43	1.99
Class W	1,000.00	1,021.90	11.82	9.59	1,000.00	1,013.51	11.77	1,015.71	9.56	2.32	1.88

(a)
For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments
December 31, 2025
BlackRock HPS Credit Strategies Fund
(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities
720 East CLO Ltd., Series 2022-1A, Class CR, (3-mo. CME Term SOFR + 1.90%), 5.78%, 01/20/38(a)(b)	USD	1,000	$ 1,003,418
Abry Liquid Credit CLO Ltd., Series 2025-2A, Class C, (3-mo. CME Term SOFR + 2.10%), 5.78%, 01/15/39(a)(b)		750	752,250
AIMCO CLO Ltd., Series 2020-11A, Class CR2, (3-mo. CME Term SOFR + 1.90%), 5.78%, 07/17/37(a)(b)		1,000	1,003,944
AMMC CLO 27 Ltd., Series 2022-27A, Class ER, (3- mo. CME Term SOFR + 5.15%), 9.03%, 01/20/37(a)(b)		500	496,343
Anchorage Capital CLO Ltd., Series 2019-11A, Class C1R2, (3-mo. CME Term SOFR + 2.40%), 6.26%, 07/22/37(a)(b)		1,000	1,004,768
Atlantic Avenue Ltd., Series 2023-1A, Class CR, (3-mo. CME Term SOFR + 2.20%), 5.97%, 01/15/39(a)(b)		1,000	1,004,252
Ballyrock CLO Ltd., Series 2024-22A, Class B, (3-mo. CME Term SOFR + 2.35%), 6.25%, 04/15/37(a)(b)		1,500	1,506,902
Barings CLO Ltd., Series 2022-1A, Class ER, (3-mo. CME Term SOFR + 6.25%), 9.99%, 01/15/39(a)(b)		500	500,000
Bryant Park Funding Ltd., Series 2024-22A, Class C, (3-mo. CME Term SOFR + 2.60%), 6.50%, 04/15/37(a)(b)		1,500	1,507,951
CarVal CLO VC Ltd., Series 2021-2A, Class C, (3-mo. CME Term SOFR + 2.46%), 6.37%, 10/15/34(a)(b)		1,000	1,001,592
Dryden CLO Ltd., Series 2019-72A, Class DR, (3-mo. CME Term SOFR + 3.26%), 7.11%, 05/15/32(a)(b)		1,000	1,001,569
Elevation CLO Ltd.(a)(b)
Series 2022-16A, Class D1, (3-mo. CME Term SOFR + 4.88%), 8.74%, 07/25/34		2,500	2,502,536
Series 2022-16A, Class D2, (3-mo. CME Term SOFR + 6.01%), 9.87%, 07/25/34		2,500	2,532,685
Elmwood CLO 26 Ltd., Series 2026-1A, Class C, (3-mo. CME Term SOFR + 2.40%), 6.28%, 04/18/37(a)(b)		1,000	1,004,745
Elmwood CLO 37 Ltd., Series 2024-13A, Class D1, (3-mo. CME Term SOFR + 2.60%), 6.48%, 01/17/38(a)(b)		1,000	1,005,931
Galaxy XXIV CLO Ltd., Series 2024-R, Class CR, (3- mo. CME Term SOFR + 2.45%), 6.35%, 04/15/37(a)(b)		1,106	1,112,101
Greywolf CLO V Ltd., Series 2015-1A, Class CR, (3- mo. CME Term SOFR + 3.26%), 7.12%, 01/27/31(a)(b)		500	501,737
HalseyPoint CLO Ltd., Series 2021-4A, Class C, (3-mo. CME Term SOFR + 2.41%), 6.30%, 04/20/34(a)(b)		750	751,178
Madison Park Funding XXXIII Ltd., Series 2019-33A, Class CR, (3-mo. CME Term SOFR + 2.20%), 6.10%, 10/15/32(a)(b)		2,000	2,000,000
Marble Point CLO XV Ltd., Series 2019-1A, Class E, (3-mo. CME Term SOFR + 7.09%), 10.95%, 07/23/32(a)(b)		500	471,027
Neuberger Berman Loan Advisers CLO Ltd., Series 2022-49A, Class CR2, (3-mo. CME Term SOFR + 1.75%), 5.61%, 12/25/37(a)(b)		1,000	1,002,310
Northwoods Capital XV Ltd., Series 2017-15A, Class ER3, (3-mo. CME Term SOFR + 7.25%), 10.99%, 03/20/38(a)(b)		250	241,875
Oaktree CLO Ltd., Series 2024-27A, Class B, (3-mo. CME Term SOFR + 1.65%), 5.51%, 10/22/37(a)(b)		1,500	1,503,682
OCP CLO Ltd., Series 2019-17A, Class CR2, (3-mo. CME Term SOFR + 2.00%), 5.88%, 07/20/37(a)(b)		1,000	1,004,779
Security		Par (000)	Value
Asset-Backed Securities (continued)
OHA Credit Funding Ltd., Series 2019-2A, Class D1R2, (3-mo. CME Term SOFR + 2.70%), 6.57%, 01/21/38(a)(b)	USD	1,000	$ 1,003,762
OHA Credit Partners XV Ltd., Series 2017-15R, Class D1R, (3-mo. CME Term SOFR + 3.45%), 7.33%, 04/20/37(a)(b)		1,500	1,504,445
OHA Loan Funding Ltd., Series 2013-1A, Class D1R3, (3-mo. CME Term SOFR + 3.30%), 7.16%, 04/23/37(a)(b)		750	753,342
Palmer Square CLO Ltd., Series 2021-4A, Class CR, (3-mo. CME Term SOFR + 1.85%), 5.75%, 07/15/38(a)(b)		1,000	1,003,280
Post CLO Ltd., Series 2022-1A, Class D, (3-mo. CME Term SOFR + 3.20%), 7.08%, 04/20/35(a)(b)		1,000	999,519
Silver Point CLO Ltd., Series 2024-5A, Class C, (3-mo. CME Term SOFR + 2.10%), 5.98%, 10/20/37(a)(b)		1,250	1,255,868
Sixth Street CLO XIX Ltd., Series 2021-19A, Class D1R, (3-mo. CME Term SOFR + 2.80%), 6.68%, 07/17/38(a)(b)		1,000	1,002,970
Sound Point CLO XXVIII Ltd., Series 2020-3A, Class C, (3-mo. CME Term SOFR + 2.51%), 6.37%, 01/25/32(a)(b)		870	873,037
Symphony CLO XXII Ltd., Series 2020-22A, Class CR, (3-mo. CME Term SOFR + 2.10%), 5.98%, 04/18/33(a)(b)		1,500	1,504,295
Tikehau US CLO IV Ltd.(a)(b)
Series 2023-1A, Class DR, (3-mo. CME Term SOFR + 4.20%), 8.01%, 03/15/38		2,000	2,002,289
Series 2023-1A, Class ER, (3-mo. CME Term SOFR + 7.89%), 11.70%, 03/15/38		500	485,005
Voya CLO Ltd., Series 2022-3A, Class DR2, (3-mo. CME Term SOFR + 2.60%), 6.48%, 10/20/36(a)(b)		350	349,314
Whitebox CLO II Ltd., Series 2020-2A, Class CR2, (3-mo. CME Term SOFR + 1.95%), 5.82%, 10/24/37(a)(b)		640	642,762
Total Asset-Backed Securities — 7.1% (Cost: $39,651,734)			39,797,463

	Shares
Common Stocks
Beverages — 0.0%
Juice Plus & Co. LLC(c)(d)(e)	5,780	—
Broadline Retail — 0.0%
Thrasio LLC, (Acquired 06/18/24, Cost: $1,907,522)(d)(e)(f)	20,031	—
Construction & Engineering — 0.0%
Mcdermott International Ltd.(e)	17	354
Construction Materials — 0.0%
Kellermeyer Bergensons Services LLC, Preference Shares(d)(e)	45,118	—
Consumer Discretionary — 0.0%
Virgil Holdings, Inc.(d)(e)	79,434	1
Diversified Consumer Services — 0.0%
Pluralsight LLC, (Acquired 08/22/24, Cost: $77,568)(d)(e)(f)	208,956	2
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock HPS Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security	Shares	Value
Financial Services — 0.0%
Creditex LLC(d)(e)	5,923	$ —
Ground Transportation — 0.0%
Sirva BGRS Holdings, Inc.(e)	34	29
Health Care Providers & Services — 0.0%
Quorum Restructuring Equity(d)(e)	43,661	21,831
Industrial Conglomerates — 0.0%
SVP Singer(e)	1,930	7,479
IT Services — 0.0%
Travelport LLC(d)(e)	10	29,387
Real Estate Management & Development — 0.0%
ADLER Group SA(d)(e)	16,485	—
Specialty Retail — 0.0%
Razor Group & Infinite Commerce(d)(e)	23,794	—
Trading Companies & Distributors — 0.0%
TMK Hawk Midco Corp.(d)(e)	543	3,801
Wireless Telecommunication Services — 0.0%
Altice France Lux 3(e)	3,058	53,856
Total Common Stocks — 0.0% (Cost: $2,103,667)		116,740

		Par (000)
Corporate Bonds
Automobile Components — 0.6%
American Axle & Manufacturing, Inc., 7.75%, 10/15/33(b)	USD	1,480	1,507,496
Clarios Global LP/Clarios U.S. Finance Co.
6.75%, 02/15/30(b)		40	41,752
4.75%, 06/15/31(g)	EUR	140	166,871
6.75%, 09/15/32(b)	USD	52	53,924
Tenneco, Inc., 8.00%, 11/17/28(b)		1,448	1,452,634
			3,222,677
Automobiles(g) — 0.1%
Aston Martin Capital Holdings Ltd., 10.38%, 03/31/29	GBP	226	277,308
RCI Banque SA(a)
(5-year EURIBOR ICE Swap + 2.20%), 4.75%, 03/24/37	EUR	100	119,769
(5-year EURIBOR ICE Swap + 2.75%), 5.50%, 10/09/34		200	247,718
			644,795
Building Materials — 0.0%
CP Atlas Buyer, Inc., 9.75%, 07/15/30(b)	USD	4	4,143
PCF GmbH, 4.75%, 04/15/29(g)	EUR	171	93,650
			97,793
Building Products — 0.3%
Park River Holdings, Inc., 8.00%, 03/15/31(b)	USD	1,459	1,504,222
Capital Markets — 0.3%
HA Sustainable Infrastructure Capital, Inc., 6.38%, 07/01/34		6	6,113
Osaic Holdings, Inc., 8.00%, 08/01/33(b)		1,417	1,473,249
			1,479,362
Security		Par (000)	Value
Chemicals — 0.1%
Advancion Sciences, Inc., (9.25% Cash or 10.00% PIK), 9.25%, 11/01/26(b)(h)	USD	29	$ 25,558
INEOS Finance PLC(g)
6.38%, 04/15/29	EUR	202	208,291
7.25%, 03/31/31		164	165,842
INEOS Quattro Finance 2 PLC, 8.50%, 03/15/29(g)		104	97,102
Lune Holdings SARL, 5.63%, 11/15/28(g)		102	13,785
			510,578
Commercial Services & Supplies — 0.1%
Albion Financing 1 SARL/Aggreko Holdings, Inc., 5.38%, 05/21/30(g)		113	136,967
EquipmentShare.com, Inc., 8.00%, 03/15/33(b)	USD	10	10,490
Garda World Security Corp.(b)
7.75%, 02/15/28		69	70,559
6.00%, 06/01/29		4	3,923
8.25%, 08/01/32		62	63,012
8.38%, 11/15/32		67	68,247
Herc Holdings, Inc.(b)
5.75%, 03/15/31		145	147,152
6.00%, 03/15/34		145	146,933
			647,283
Construction & Engineering — 0.2%
Brand Industrial Services, Inc., 10.38%, 08/01/30(b)		420	411,870
Heathrow Finance PLC(g)
3.88%, 03/01/27(i)	GBP	126	166,578
6.63%, 03/01/31		100	135,539
IRB Infrastructure Developers Ltd., 7.11%, 03/11/32(g)	USD	400	413,500
			1,127,487
Consumer Finance(g) — 0.0%
Worldline SA/France
0.00%, 07/30/26(j)(k)	EUR	12	14,079
0.88%, 06/30/27		100	106,539
			120,618
Consumer Staples Distribution & Retail — 0.0%
Boots Group Finco LP, 5.38%, 08/31/32(g)		100	121,437
Containers & Packaging — 0.6%
Fiber Midco SpA, (10.75% PIK), 10.75%, 06/15/29(g)(h)		117	105,452
Kleopatra Finco SARL, 4.25%, 03/01/26(e)(g)(l)		100	17,628
LABL, Inc.(b)
10.50%, 07/15/27	USD	1,273	787,010
9.50%, 11/01/28		91	57,418
Magnera Corp.(b)
4.75%, 11/15/29		1,668	1,542,200
7.25%, 11/15/31		769	754,897
Mauser Packaging Solutions Holding Co.(b)
7.88%, 04/15/30		299	296,641
9.25%, 04/15/30		20	19,200
			3,580,446
Diversified REITs(b) — 0.5%
Rithm Capital Corp.
8.00%, 04/01/29		1,446	1,484,609
8.00%, 07/15/30		1,447	1,479,794
			2,964,403
Diversified Telecommunication Services — 0.1%
Altice Financing SA, 3.00%, 01/15/28(g)	EUR	100	80,756
Eutelsat SA, 9.75%, 04/13/29(g)		153	191,750

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock HPS Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Diversified Telecommunication Services (continued)
Fibercop SpA(g)
4.75%, 06/30/30	EUR	128	$ 152,852
5.13%, 06/30/32		100	119,440
Telecom Italia Capital SA, 7.72%, 06/04/38	USD	28	31,016
			575,814
Electric Utilities — 0.1%
Orsted A/S, (5-year EURIBOR ICE Swap + 2.59%), 5.13%, 03/14/3024(a)(g)	EUR	100	120,714
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33(g)	USD	128	131,405
XPLR Infrastructure Operating Partners LP, 8.38%, 01/15/31(b)		47	49,333
			301,452
Energy Equipment & Services — 0.3%
Star Holding LLC, 8.75%, 08/01/31(b)		1,472	1,417,330
Environmental, Maintenance & Security Service — 0.0%
Luna 15 SARL, (10.50% PIK), 10.50%, 07/01/32(g)(h)	EUR	124	151,528
Financial Services — 0.6%
CrossCountry Intermediate HoldCo LLC, 6.75%, 12/01/32(b)	USD	730	741,845
Freedom Mortgage Holdings LLC, 6.88%, 05/01/31(b)		2,700	2,701,623
Garfunkelux Holdco 3 SA, 9.00%, 09/01/28(g)	EUR	111	124,879
Titanium 2l Bondco SARL, (6.25% PIK), 6.25%, 01/14/31(h)		108	22,748
			3,591,095
Health Care Providers & Services(b) — 0.4%
Fortrea Holdings, Inc., 7.50%, 07/01/30	USD	2,067	2,112,693
HAH Group Holding Co. LLC, 9.75%, 10/01/31		12	11,284
			2,123,977
Health Care REITs — 0.5%
Diversified Healthcare Trust, 4.75%, 02/15/28		2,738	2,642,908
Hotels, Restaurants & Leisure — 0.6%
Bertrand Franchise Finance SAS, (3-mo. EURIBOR + 3.75%), 5.75%, 07/18/30(a)(g)	EUR	100	116,824
Great Canadian Gaming Corp./Raptor LLC, 8.75%, 11/15/29(b)	USD	28	28,284
Lindblad Expeditions LLC, 7.00%, 09/15/30(b)		24	25,037
Mohegan Tribal Gaming Authority/MS Digital Entertainment Holdings LLC, 8.25%, 04/15/30(b)		1,413	1,472,914
Starz Capital Holdings 1, Inc., 6.00%, 04/15/30(b)		26	24,830
Voyager Parent LLC, 9.25%, 07/01/32(b)		1,380	1,464,347
			3,132,236
Independent Power and Renewable Electricity Producers — 0.0%
XPLR Infrastructure LP, 2.50%, 06/15/26(b)(j)		43	42,196
Insurance — 0.9%
Amynta Agency Borrower, Inc. and Amynta Warranty Borrower, Inc., 7.50%, 07/15/33(b)		1,410	1,426,493
Ardonagh Finco Ltd., 6.88%, 02/15/31(g)	EUR	266	322,191
Jones Deslauriers Insurance Management, Inc., 6.88%, 10/01/33(b)	USD	1,451	1,401,074
Panther Escrow Issuer LLC, 7.13%, 06/01/31(b)		193	199,996
SBL Holdings, Inc., (5-year CMT + 5.62%), 6.50%(a)(b)(m)		1,725	1,636,484
			4,986,238
Security		Par (000)	Value
Interactive Media & Services — 1.2%
Beignet Investor LLC, 6.58%, 05/30/49(b)	USD	4,000	$ 4,225,980
Telegram Group, Inc., 9.00%, 06/05/30(g)		2,500	2,636,529
			6,862,509
Internet Software & Services — 0.0%
Match Group Holdings II LLC, 6.13%, 09/15/33(b)		26	26,311
IT Services — 0.0%
Amentum Holdings, Inc., 7.25%, 08/01/32(b)		19	20,028
OVH Groupe SA, 4.75%, 02/05/31(g)	EUR	116	136,155
			156,183
Media — 0.4%
Advantage Sales & Marketing, Inc., 6.50%, 11/15/28(b)	USD	500	408,750
CSC Holdings LLC, 11.25%, 05/15/28(b)		200	159,133
Sinclair Television Group, Inc., 8.13%, 02/15/33(b)		1,407	1,469,513
Sunrise FinCo I BV, 4.63%, 05/15/32(g)	EUR	114	135,316
TalkTalk Telecom Group Ltd., (8.25% PIK), 8.25%, 02/29/28(g)(h)	GBP	34	28,775
Tele Columbus AG, (10.00% PIK), 10.00%, 01/01/29(g)(h)	EUR	133	102,906
			2,304,393
Multi-Utilities — 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp., 9.50%, 06/01/30(b)	USD	6	6,392
Oil, Gas & Consumable Fuels — 0.3%
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(b)
9.00%, 11/01/27		2	2,543
6.63%, 07/15/33		13	13,456
CD&R Firefly Bidco PLC, 8.63%, 04/30/29(g)	GBP	337	475,288
Enbridge, Inc.
6.70%, 11/15/53	USD	530	581,865
(5-year CMT + 2.97%), 7.20%, 06/27/54(a)		15	15,883
(5-year CMT + 3.12%), 7.38%, 03/15/55(a)		15	15,878
Ithaca Energy North Sea PLC, 5.50%, 10/01/31(g)	EUR	100	118,123
MPLX LP, 4.95%, 03/14/52	USD	400	336,244
Wintershall Dea Finance 2 BV, (5-year EURIBOR ICE Swap + 3.94%), 6.12%(a)(g)(m)	EUR	200	239,778
			1,799,058
Personal Care Products — 0.7%
Beauty Health Co., 1.25%, 10/01/26(b)(j)	USD	4,250	4,005,625
Pharmaceuticals(g) — 0.1%
Dolcetto Holdco SpA, 5.63%, 07/14/32	EUR	102	121,666
Nidda Healthcare Holding GmbH
7.00%, 02/21/30		277	337,912
(3-mo. EURIBOR + 3.25%), 5.28%, 10/15/32(a)		213	252,578
			712,156
Real Estate Management & Development — 0.2%
Adler Financing SARL, Series 1L, (8.25% PIK), 8.25%, 12/31/28(h)		363	466,895
Alexandrite Lake Lux Holdings SARL, 6.75%, 07/30/30(g)		140	167,366
Fantasia Holdings Group Co. Ltd.(e)(g)(l)
11.75%, 04/17/22	USD	710	7,100
12.25%, 10/18/22		200	2,000
Five Point Operating Co. LP, 8.00%, 10/01/30(b)		5	5,224
Vivion Investments SARL(g)(h)
(6.50% Cash and 1.75% PIK), 8.25%, 08/31/28	EUR	20	23,985
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock HPS Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Real Estate Management & Development (continued)
Vivion Investments SARL(g)(h) (continued)
(6.50% PIK), 6.50%, 02/28/29	EUR	138	$ 161,708
Vonovia SE, Series B, 0.88%, 05/20/32(g)(j)		100	113,583
			947,861
Software — 1.2%
AthenaHealth Group, Inc., 6.50%, 02/15/30(b)	USD	268	267,193
CoreLogic, Inc., 4.50%, 05/01/28(b)		118	115,601
CoreWeave, Inc., 9.25%, 06/01/30(b)		17	15,806
Skillz, Inc., 10.25%, 12/15/26(b)(d)		2,518	2,460,086
X.AI LLC/X.AI Co. Issuer Corp., 12.50%, 06/30/30		3,600	3,832,044
			6,690,730
Specialty Retail — 1.3%
Afflelou SAS, 6.00%, 07/25/29(g)	EUR	244	298,303
Bubbles Bidco SpA, 6.50%, 09/30/31(g)		100	120,566
Michaels Cos., Inc., 5.25%, 05/01/28(b)	USD	1,586	1,524,713
PetSmart LLC/PetSmart Finance Corp.(b)
7.50%, 09/15/32		2,092	2,128,996
10.00%, 09/15/33		1,828	1,882,250
Staples, Inc., 10.75%, 09/01/29(b)		1,494	1,485,306
			7,440,134
Textiles, Apparel & Luxury Goods — 0.0%
European TopSoho SARL, 4.00%, 09/21/21(e)(g)(j)(l)	EUR	300	285,579
Transportation Infrastructure(g) — 0.2%
Edge Finco PLC, 8.13%, 08/15/31	GBP	283	405,317
gategroup Finance Luxembourg SA, 3.00%, 02/28/27	CHF	265	332,902
Mobico Group PLC, (5-year UK Government Bond + 4.14%), 4.25%(a)(m)	GBP	200	158,645
			896,864
Wireless Telecommunication Services — 0.1%
Altice France SA
4.75%, 10/15/30(g)	EUR	251	277,415
6.50%, 04/15/32(b)	USD	154	147,656
5.63%, 07/15/32(g)	EUR	30	32,987
			458,058
Total Corporate Bonds — 12.0% (Cost: $67,328,503)			67,577,728
Fixed Rate Loan Interests
Distributors — 0.0%
TMK Hawk Parent Corp., 2024 PIK Term Loan, 11.00%, 12/15/31(d)(h)	USD	1	—
IT Services — 1.1%
Clover Holdings 2 LLC, Fixed Term Loan B, 7.75%, 12/09/31		214	212,855
X Corp., 2025 Fixed Term Loan, 9.50%, 10/26/29		6,009	5,983,222
			6,196,077
Media — 0.4%
Terraboost Media, Term Loan, (4.00% Cash and 6.00% PIK), 10.00%, 08/21/26(d)(h)		2,470	2,420,837
Security		Par (000)	Value
Wireless Telecommunication Services — 0.2%
Ligado Networks LLC, 2025 Fixed Backstop Term Loan 1, 17.50%, 05/04/28(d)	USD	957	$ 774,911
Total Fixed Rate Loan Interests — 1.7% (Cost: $9,580,413)			9,391,825
Floating Rate Loan Interests(a)
Advertising Agencies — 0.5%
Planet U.S. Buyer LLC, 2024 Term Loan B, (3-mo. CME Term SOFR + 3.00%), 6.82%, 02/07/31		22	21,886
Research Now Group LLC, 2024 First Lien First Out Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.00%), 9.14%, 07/15/28		2,756	2,730,360
			2,752,246
Aerospace & Defense — 1.4%
Aras Corp.(d)
Revolver, (3-mo. CME Term SOFR at 1.00% Floor + 5.25%), 8.92%, 04/13/29		512	511,558
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.25%), 8.92%, 04/13/29		3,565	3,579,534
Engineering Research and Consulting LLC, 2024 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 5.00%), 8.67%, 08/29/31(d)		4,950	3,465,000
Kaman Corp.
2025 Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.43%, 02/26/32		— (n)	292
2025 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.38%, 02/26/32		32	32,212
Skydio, Inc.(d)
Delayed Draw Term Loan Tranche A, (1-mo. CME Term SOFR + 5.00%), 8.73%, 12/04/29		25	24,775
Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.75% and 2.75% PIK), 9.28%, 12/04/29(h)		52	50,945
			7,664,316
Automobile Components — 0.5%
Arrow Purchaser, Inc., Revolver, (3-mo. CME Term SOFR + 6.75%), 10.42%, 04/15/26(d)		51	51,067
Clarios Global LP
2024 USD Term Loan B, (1-mo. CME Term SOFR + 2.50%), 6.22%, 05/06/30		163	163,062
2025 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.47%, 01/28/32		79	79,098
Emerald Electronics Manufacturing Services, Term Loan, 0.00%, 12/29/27(d)		1,352	838,290
Tenneco, Inc., 2022 Term Loan A, (3-mo. CME Term SOFR at 0.50% Floor + 4.85%), 8.74%, 11/17/28		1,494	1,463,307
			2,594,824
Automobiles — 0.1%
Arrow Purchaser, Inc., Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.75%), 10.42%, 04/15/26(d)		825	822,910

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock HPS Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Banks — 0.3%
Chrysaor Bidco SARL, 2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 7.14%, 10/30/31	USD	1,352	$ 1,360,321
Security Services Acquisition Sub Corp., 2024 11th Amendment Term Loan A, (1-mo. CME Term SOFR at 1.00% Floor + 5.75%), 9.57%, 09/30/27(d)		516	511,557
			1,871,878
Beverages — 0.1%
JP Intermediate B LLC, 2025 Takeback Term Loan A, (3-mo. CME Term SOFR at 1.00% Floor + 5.50%), 9.50%, 03/31/31(d)		578	383,744
Biotechnology — 0.6%
Parexel International Corp., 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.47%, 12/12/31		3,306	3,314,978
Broadline Retail(d) — 0.3%
Thrasio LLC
2024 1st Out Take Back Term Loan, (1-mo. CME Term SOFR + 10.00%), 13.84%, 06/18/29		465	465,205
2024 2nd Out Take Back Term Loan, (3-mo. CME Term SOFR at 1.00% Floor +7.25%), 11.22%, 06/18/29(e)(l)		1,350	973,000
			1,438,205
Building Products — 2.9%
AHF Parent Holding, Inc., Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 6.25%), 10.18%, 02/01/28		1,701	1,558,080
Alpine Holding Corp., Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 6.00%), 9.72%, 08/01/30(d)		3,961	3,976,577
HP PHRG Borrower LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.67%, 02/20/32		4,975	4,937,688
LBM Acquisition LLC, 2025 Incremental Term Loan, 06/06/31(o)		1,000	998,000
Park River Holdings, Inc., 2025 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.50%), 8.49%, 03/15/31		1,472	1,479,678
Porcelain Acquisition Corp., Term Loan, 0.00%, 12/31/28(d)(e)(l)		1,207	634,714
QXO Building Products, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 04/30/32		1,450	1,453,122
White Cap Supply Holdings LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.97%, 10/19/29		1,274	1,279,191
			16,317,050
Capital Markets — 2.5%
Aretec Group, Inc., 2025 Repriced Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.72%, 08/09/30		2,194	2,200,615
CPI Holdco B LLC, 2025 Add-on Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.76%, 05/19/31		137	137,292
GC Champion Acquisition LLC, 1st Lien Term Loan, (6-mo. CME Term SOFR at 1.00% Floor + 5.00%), 9.22%, 08/21/28(d)		2,992	2,968,648
Security		Par (000)	Value
Capital Markets (continued)
Gryphon Acquire NewCo LLC, Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.85%, 09/13/32	USD	39	$ 39,248
GTCR Everest Borrower LLC, Add on Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.42%, 09/05/31		24	23,959
Guardian U.S. Holdco LLC, 2023 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.50%), 7.17%, 01/31/30		1,454	1,455,121
Osaic Holdings, Inc., 2025 Term Loan, (6-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.60%, 07/30/32		1,373	1,378,166
Pico Quantitative Trading Holdings LLC(d)
2021 Term Loan, (3-mo. CME Term SOFR at 1.50% Floor + 7.25%), 11.35%, 02/08/27		404	404,055
2024 10th Amendment Term Loan, (3-mo. CME Term SOFR at 1.50% Floor + 7.25%), 11.33%, 02/08/27		3,343	3,343,507
Term Loan, (3-mo. CME Term SOFR at 1.50% Floor + 7.25%), 11.42%, 02/08/27		439	441,095
Summit Acquisition, Inc., 2025 Add-on Term Loan, (1- mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.22%, 10/16/31(d)		1,461	1,469,946
			13,861,652
Chemicals — 1.5%
Derby Buyer LLC, 2024 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.75%, 11/01/30		1,393	1,396,450
Discovery Purchaser Corp., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.75%), 7.61%, 10/04/29		2,839	2,723,177
Fortis 333, Inc., USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.17%, 03/29/32		1,444	1,427,085
Illuminate Buyer LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 12/31/29		1,496	1,496,780
INEOS U.S. Finance LLC, 2023 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.97%, 02/18/30		29	23,706
INEOS U.S. Petrochem LLC, 2024 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.97%, 10/07/31		25	16,438
Oxea Corp., 2017 USD Term Loan B2, (3-mo. CME Term SOFR at 0.00% Floor + 4.35%), 8.29%, 04/08/31		73	53,676
SCIL IV LLC, USD Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.79%, 11/08/32		1,319	1,320,511
			8,457,823
Commercial Services & Supplies — 3.1%
Aggreko Holdings, Inc., 2025 USD Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.87%, 05/21/31		97	97,518
Catawba Nation Gaming Authority, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.75%), 8.47%, 03/29/32		1,466	1,498,833
Champions Financing, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.75%), 8.57%, 02/23/29		1,573	1,487,820
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock HPS Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Commercial Services & Supplies (continued)
CohnReznick LLP(o)
Delayed Draw Term Loan, 03/31/32	USD	103	$ 103,162
Term Loan, 03/31/32		647	649,185
Ensemble RCM LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.84%, 08/01/29		1,394	1,400,372
Fusion Holding Corp.(d)
Revolver, (Prime at 0.75% Floor + 5.25%), 12.00%, 09/15/27		10	9,964
Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 6.25%), 9.92%, 09/14/29		224	207,849
Garda World Security Corp., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.75%, 02/01/29		97	97,760
Grant Thornton Advisors LLC, 2025 Term Loan B, (1- mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.47%, 06/02/31		1,496	1,497,437
ION Platform Finance U.S., Inc., USD Term Loan, (3- mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.42%, 10/07/32		1,911	1,788,766
Kellermeyer Bergensons Services LLC, 2024 Amendment No. 8 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 1.75% and 3.50% PIK), 9.24%, 11/06/28(d)(h)		383	382,895
Learning Care Group (US) No. 2 Inc., 2024 Term Loan B, (3-mo. CME Term SOFR + 4.00%), 7.87%, 08/11/28		1,462	1,209,632
Pueblo Mechanical and Controls LLC(d)
2022 Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.25%), 8.92%, 08/23/28		486	480,199
2022 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.25%), 8.92%, 08/23/28		701	692,264
Thermostat Purchaser III, Inc., 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 7.25%), 11.22%, 08/31/29(d)		1,388	1,387,806
Thunder Purchaser, Inc., 2024 Incremental Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.25%), 9.07%, 06/30/28(d)		385	381,753
Topsail Debtco LLC, Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.75%), 9.42%, 12/27/30(d)		95	94,240
TouchTunes Music Group LLC, 2024 Incremental Term Loan, (3-mo. CME Term SOFR + 4.75%), 8.42%, 04/02/29		3,554	3,451,426
TTF Holdings LLC, 2024 Term Loan, 07/18/31(o)		487	390,550
Vortex Opco LLC, Second Out Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.36%), 8.04%, 12/17/28		45	5,375
			17,314,806
Construction & Engineering — 2.2%
Arcfield Acquisition Corp., 2024 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 5.00%), 8.84%, 10/28/31		1,764	1,754,657
Brand Industrial Services, Inc., 2024 Term Loan B, (3- mo. CME Term SOFR at 0.50% Floor + 4.50%), 8.35%, 08/01/30		1,436	1,305,562
Security		Par (000)	Value
Construction & Engineering (continued)
Lighthouse Parent Holdings, Inc.(d)
Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.75%), 8.51%, 12/22/31	USD	11	$ 10,651
Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.75%), 8.65%, 12/22/31		59	58,961
LJ Avalon Holdings LLC(d)
2024 1st Amendment Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 4.50%), 8.34%, 02/01/30		781	780,810
2025 3rd Amendment Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 4.50%), 8.29%, 02/01/30		83	82,827
Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 4.50%), 8.27%, 02/01/30		107	107,403
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 4.50%), 8.46%, 02/01/30		279	278,950
RBS Buyer, Inc., Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.00%), 8.84%, 07/31/31(d)		2,040	2,060,400
Saber Parent Holdings Corp., Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 4.50%), 11.00%, 12/16/32		2,467	2,454,795
Titan Home Improvement LLC, Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 4.75%), 8.57%, 05/31/30(d)		3,674	3,711,163
			12,606,179
Construction Materials — 0.0%
Kellermeyer Bergensons Services LLC, 2023 6th Amendment Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 1.00% and 7.00% PIK), 11.99%, 11/06/28(d)(e)(h)(l)		175	62,307
Consumer Discretionary — 0.7%
Raven Acquisition Holdings LLC, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.72%, 11/19/31		1,349	1,352,633
Razor Group GmbH(d)(e)(l)
2025 Tranche Term Loan 2 A, 0.00%, 12/20/29		219	—
2025 Tranche Term Loan 2 B, 0.00%, 12/20/29		96	—
2025 Tranche Term Loan 3 B, 0.00%, 12/20/29		1,457	—
Sellerx, 2024 Revolver, (3-mo. CME Term SOFR at 1.00% Floor + 5.00%), 8.91%, 10/28/26(d)		130	130,344
Shutterfly, Inc., 2023 2nd Lien PIK Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.00%), 8.82%, 10/01/27(h)		1,696	1,612,619
Supergoop LLC, Revolver, (1-mo. CME Term SOFR + 5.75%), 9.58%, 12/29/27(d)		212	202,016
TruGreen LP, 2020 Term Loan, (3-mo. CME Term SOFR + 4.00%), 7.77%, 11/02/27		941	919,672
			4,217,284
Consumer Finance — 0.3%
Barri Financial Group LLC, 2022 Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 8.25%), 12.07%, 12/14/27(d)		386	370,737
Boost Newco Borrower LLC, 2025 USD Term Loan B2, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 01/31/31		205	205,088

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock HPS Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Consumer Finance (continued)
Citrin Cooperman Advisors LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.67%, 04/01/32	USD	750	$ 751,875
Trans Union LLC
2024 Term Loan B8, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 06/24/31		56	56,378
2024 Term Loan B9, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.47%, 06/24/31		132	131,741
			1,515,819
Consumer Staples Distribution & Retail — 0.2%
Boots Group Finco LP, USD Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.21%, 08/30/32		60	60,275
Pye-Barker Fire & Safety LLC
2025 Delayed Draw Term Loan, 12/16/32(o)		119	119,860
2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.27%, 12/16/32		798	802,137
			982,272
Containers & Packaging — 0.6%
Brook & Whittle Holding Corp., 2025 Term Loan C, (3-mo. CME Term SOFR at 1.00% Floor +9.25%), 13.09%, 03/14/29(d)(e)(l)		3,264	437,315
Iris Holding, Inc., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.75%), 8.69%, 06/28/28		1,490	1,442,359
Proampac PG Borrower LLC, 2024 Term Loan, (3-mo. CME Term SOFR + 4.00%), 7.90%, 09/15/28		1,463	1,464,309
			3,343,983
Distributors — 0.1%
PAI Holdco, Inc., 2020 Term Loan B, (3-mo. CME Term SOFR + 4.01%), 7.83%, 10/28/27		938	815,613
Diversified Consumer Services(d) — 0.9%
Express Wash Acquisition Co. LLC, 2025 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.25%), 10.18%, 04/10/31		4,710	4,404,248
Pluralsight, Inc., 2024 Second Priority Term Loan B, (3-mo. CME Term SOFR at 1.00% Floor + 7.50%), 11.32%, 08/22/29		730	317,587
TL Voltron Purchaser LLC, Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 5.25%), 9.09%, 12/31/30		80	79,021
			4,800,856
Diversified Telecommunication Services — 0.0%
Altice Financing SA, USD 2017 1st Lien Term Loan, (Prime + 1.75%), 8.50%, 01/31/26(d)		79	77,783
Lumen Technologies, Inc.
2024 Extended Term Loan B1, (1-mo. CME Term SOFR at 2.00% Floor + 2.46%), 6.18%, 04/16/29		50	50,124
2024 Extended Term Loan B2, (1-mo. CME Term SOFR at 2.00% Floor + 2.46%), 6.18%, 04/15/30		66	65,846
			193,753
Security		Par (000)	Value
Electric Utilities — 0.2%
MRP Buyer LLC
Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.92%, 06/04/32	USD	101	$ 99,830
Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.92%, 06/04/32		1,312	1,300,488
			1,400,318
Electrical Equipment(d) — 0.0%
Sparkstone Electrical Group
Revolver, (3-mo. CME Term SOFR + 5.25%), 9.03%, 10/15/31		4	3,102
Term Loan, (3-mo. CME Term SOFR + 5.25%), 9.13%, 10/15/31		55	45,156
			48,258
Electronic Equipment, Instruments & Components — 0.0%
Project Aurora U.S. Finco, Inc., USD Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.60%, 09/30/32		12	12,045
Energy Equipment & Services — 0.3%
Star Holding LLC, 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.50%), 8.22%, 07/31/31		1,471	1,443,891
Entertainment — 0.0%
Streamland Media Midco LLC, 2025 2nd Amendment First Out Delayed Draw TL, (3-mo. CME Term SOFR at 1.00% Floor + 4.50%), 8.43%, 04/02/29(d)		2	2,504
Environmental, Maintenance & Security Service — 0.0%
Filtration Group Corp., 2025 USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.47%, 10/21/28		148	148,504
GFL ES US LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.27%, 03/03/32		120	120,059
			268,563
Financial Services — 7.6%
1475 Holdings LLC, Term Loan, (1-mo. CME Term SOFR + 5.25%), 8.97%, 01/18/30(d)		79	78,713
Accuserve Solutions, Inc., 2024 Incremental Term Loan, (3-mo. CME Term SOFR + 5.25%), 9.09%, 03/15/30(d)		594	526,456
Apex Group Treasury LLC, 2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.39%, 02/27/32		3,069	2,880,485
Beekeeper Buyer, Inc., Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.25%), 8.92%, 06/30/31(d)		3,009	3,012,075
Foreside Financial(d)
2024 Incremental Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.25%), 9.08%, 09/30/27		401	400,612
Incremental Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.25%), 9.22%, 09/30/27		1,930	1,929,657
GC Champion Acquisition LLC, 1st Lien Delayed Draw Term Loan, (6-mo. CME Term SOFR at 1.00% Floor + 5.00%), 9.22%, 08/21/28(d)		47	47,029
GC Waves Holdings, Inc., 2024 Replacing Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.50%), 8.22%, 10/04/30(d)		3,838	3,876,785
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock HPS Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Financial Services (continued)
Lucky U.S. Buyerco LLC(d)
Revolver, (3-mo. CME Term SOFR at 1.00% Floor + 7.50%), 11.22%, 03/29/29	USD	10	$ 9,934
Term Loan B, (3-mo. CME Term SOFR at 1.00% Floor + 7.50%), 11.22%, 03/29/29		85	83,311
Nxgen Buyer, Inc.(d)
2024 11th Amendment Incremental Term Loan, (1- mo. CME Term SOFR at 1.00% Floor + 4.75%), 8.47%, 11/01/27		3,806	3,798,405
2025 12th Amendment Incremental Term Loan, (1- mo. CME Term SOFR at 1.00% Floor + 4.75%), 8.47%, 11/01/27		273	272,708
Oak Funding LLC, Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 8.29%, 12/02/32		6,085	6,027,826
Oak Purchaser, Inc., 2024 Delayed Draw Term Loan, (6-mo. CME Term SOFR at 0.75% Floor + 5.50%), 9.37%, 05/31/28(d)		64	63,547
Oasis Financial LLC, 2nd Lien Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 8.50%), 12.33%, 07/05/26(d)		833	841,667
Orion US Finco Inc., 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 5.50%), 9.43%, 10/10/33		1,472	1,479,339
PMA Parent Holdings LLC, Term Loan, (3-mo. CME Term SOFR + 4.75%), 8.42%, 01/31/31(d)		87	86,344
PREIT Associates LP, 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 7.00%), 10.77%, 04/01/29		3,627	3,669,917
SitusAMC Holdings Corp., 2025 Incremental Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.50%), 9.17%, 05/14/31(d)		4,925	4,959,312
Smarsh, Inc.(d)
2025 Repriced Revolver, (3-mo. CME Term SOFR at 0.75% Floor + 4.75%), 8.43%, 02/16/29		37	36,358
2025 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.75%), 8.42%, 02/16/29		1,714	1,692,514
Wealth Enhancement Group LLC(d)
2021 August Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 4.50%), 8.49%, 10/02/28		1,164	1,159,072
2024 11th Amendment Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 4.50%), 8.49%, 10/02/28		3,505	3,489,042
Wharf Street Ratings Acquisition LLC, 2025 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.75%), 8.47%, 09/16/32(d)		2,126	2,111,371
			42,532,479
Food Products — 0.2%
H-Food Holdings LLC, 2025 Exit Term Loan, (3-mo. CME Term SOFR at 2.00% Floor + 6.50%), 10.34%, 03/29/30		11	10,898
JP Intermediate B LLC, 2025 Term Loan (2030), (3-mo. CME Term SOFR at 1.00% Floor + 7.00%), 10.67%, 09/30/30(d)		161	161,114
PFI Lower Midco LLC, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.87%, 12/01/32		685	689,795
			861,807
Security		Par (000)	Value
Ground Transportation(d) — 0.9%
Keep Truckin, Inc.
2024 Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 7.25%), 11.08%, 04/08/27	USD	500	$ 504,000
Delayed Draw Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 7.25%), 11.08%, 04/08/27		988	995,998
Delayed Draw Term Loan 2, (1-mo. CME Term SOFR at 1.00% Floor + 7.25%), 11.08%, 04/08/27		1,512	1,524,002
Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 7.25%), 11.08%, 04/08/27		2,000	2,016,000
			5,040,000
Health Care Equipment & Supplies — 2.2%
Agiliti Health, Inc., 2023 Term Loan, (6-mo. CME Term SOFR + 3.00%), 6.86%, 05/01/30		1,388	1,356,481
Bausch & Lomb Corp.
2023 Incremental Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.72%, 09/29/28		1,430	1,430,262
2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.97%, 01/15/31		1,375	1,386,845
Bausch & Lomb Corporation, 2025 Repriced Term Loan, (1-mo. CME Term SOFR + 3.75%), 7.51%, 01/15/31		5,459	5,507,607
Birdie Bidco, Inc.(d)
Revolver, (3-mo. CME Term SOFR at 0.75% Floor + 4.50%), 8.17%, 11/17/32		56	56,118
Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.50%), 8.17%, 11/17/32		2,787	2,773,406
			12,510,719
Health Care Providers & Services — 6.3%
ADMI Corp.
2021 Incremental Term Loan B3, (1-mo. CME Term SOFR + 3.75%), 7.58%, 12/23/27		1,474	1,394,073
2023 Term Loan B5, (1-mo. CME Term SOFR + 5.75%), 9.47%, 12/23/27		2,386	2,280,257
BW NHHC Holdco, Inc.
2022 1st Lien Second Out Term Loan, (3-mo. CME Term SOFR at 2.00% Floor + 12.20%), 15.87%, 01/15/26		4,444	4,310,970
2022 2nd Lien Third Out Term Loan, (3-mo. CME Term SOFR + 12.00%), 15.87%, 11/15/26(d)		2,176	169,710
CareRing Health LLC, Delayed Draw Term Loan, (3- mo. CME Term SOFR at 0.75% Floor + 6.00%), 9.82%, 05/04/28(d)		665	652,439
CBI-Gator Acquisition LLC(d)
Revolver, (3-mo. CME Term SOFR at 1.00% Floor + 6.50%), 10.47%, 10/25/27		235	222,734
Term Loan, (3-mo. CME Term SOFR + 6.50%), 9.72%, 10/25/27		2,811	2,664,887
EyeCare Partners LLC, 2024 Third Out Term Loan C, 0.00%, 11/30/28(e)(l)		7	1,172
Ivyrehab Intermediate II LLC, 2024 2nd Amendment Tranche A Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.25%), 9.15%, 04/23/29(d)		99	99,448
IvyRehab Intermediate II LLC, 2025 Incremental Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 8.98%, 04/23/29(d)		1,479	1,470,161
Lumexa Imaging, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.98%, 12/13/32		1,665	1,672,577

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock HPS Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Health Care Providers & Services (continued)
Medical Solutions Holdings, Inc.
2021 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.60%), 7.44%, 11/01/28	USD	— (n)	$ 13
2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 7.10%), 10.94%, 11/01/29		80	16,240
MRO Parent Corp., Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.50%), 8.22%, 06/09/32(d)		4,259	4,233,704
Patriot Home Care, Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 6.00%), 9.82%, 05/05/28(d)		2,868	2,812,518
Precision Medicine Group LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.17%, 08/20/32		1,144	1,149,580
PTSH Intermediate Holdings LLC(d)
Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.50%), 9.32%, 12/17/27		464	463,966
Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.50%), 9.32%, 12/17/27		2,438	2,437,895
Quorum Health Corp., 2020 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.60% and 4.00% PIK), 14.53%, 01/28/28(h)		3,764	2,681,816
Star Parent, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.67%, 09/27/30		1,427	1,427,722
Team Health Holdings, Inc., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.50%), 8.34%, 06/30/28		1,449	1,452,829
Team Public Choices LLC, Second Lien Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 9.00%), 13.10%, 12/18/28(d)		2,265	2,253,309
WCG Intermediate Corp., 2025 Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 3.00%), 6.72%, 02/25/32		1,472	1,474,490
			35,342,510
Health Care Technology(d) — 1.0%
Appriss Health LLC, Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 4.75%), 8.57%, 05/06/27		691	696,902
ESO Solutions, Inc.
2024 Incremental Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.75%), 10.58%, 05/03/27		964	960,813
Revolver, (3-mo. CME Term SOFR at 1.00% Floor + 6.75%), 10.54%, 05/03/27		273	272,493
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.75%), 10.58%, 05/03/27		3,696	3,685,230
			5,615,438
Hotels, Restaurants & Leisure — 4.3%
Aimbridge Acquisition Co., Inc.
2025 1st Lien Second Out Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 1.61% and 6.00% PIK), 11.35%, 03/11/30(h)		10	9,982
2025 First Out Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 5.61%), 9.35%, 03/11/30		11	10,805
EOC Borrower LLC, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.72%, 03/24/32		168	168,902
Great Canadian Gaming Corp., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.75%), 8.44%, 11/01/29		41	40,261
Gympass(d)(h)
2024 2nd Amendment Delayed Draw Term Loan, (1-mo. CME Term SOFR at 1.50% Floor + 3.25% and 3.25% PIK), 10.34%, 08/29/29		4,903	4,952,590
Security		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Gympass(d)(h) (continued)
Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 3.25% and 3.25% PIK), 10.34%, 07/08/27	USD	285	$ 287,762
Herschend Entertainment Co. LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.97%, 05/27/32		1,423	1,431,773
Ontario Gaming GTA LP, Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.25%), 7.92%, 08/01/30		25	23,003
Oravel Stays Singapore Pte. Ltd., 2025 Term Loan B, (3-mo. CME Term SOFR at 1.00% Floor + 8.00%), 11.67%, 01/08/30		5,007	5,124,344
Peninsula Pacific Entertainment LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.75%), 8.42%, 10/01/32(d)		1,194	1,196,879
SGH2 LLC, 2025 USD Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 4.50%), 8.28%, 08/18/32		1,474	1,477,583
Showtime Acquisition LLC, 2024 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 4.75%), 8.63%, 08/16/31(d)		4,944	4,901,758
Stonebridge Cos. LLC, Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 5.00%), 8.72%, 05/16/31(d)		3,250	3,250,163
Voyager Parent LLC, Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.75%), 8.42%, 07/01/32		1,409	1,407,905
			24,283,710
Household Durables — 0.1%
SWF Holdings I Corp., 2024 First Lien Second Out TL A2, (1-mo. CME Term SOFR at 1.00% Floor + 4.00%), 7.83%, 10/06/28		591	384,927
Industrial Conglomerates — 0.2%
Forgent Intermediate IV LLC, Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.94%, 12/20/32(d)		1,264	1,254,866
Stitch Acquisition Corp., 2024 2nd Out Term Loan, (3- mo. CME Term SOFR + 7.50%), 11.43%, 12/31/29		27	21,725
			1,276,591
Insurance — 3.2%
Acrisure LLC
2024 1st Lien Term Loan B6, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.72%, 11/06/30		1,470	1,467,146
2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.97%, 06/21/32		1,470	1,469,157
Alliant Holdings Intermediate LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 09/19/31		1,500	1,502,970
Ardonagh Group Finco Pty. Ltd., 2024 USD Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.48%, 02/15/31		112	111,829
Goosehead Insurance Holdings LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.75%, 01/08/32(d)		300	301,288
HIG Operations Holdings, Inc., 2025 6th Amendment Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 4.50%), 8.22%, 06/11/31		4,249	4,248,616
Hyperion Insurance Group Ltd., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.49%, 04/18/30		1,463	1,465,299
IT Parent LLC(d)
2021 Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 5.50%), 9.42%, 10/01/26		304	305,871
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock HPS Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Insurance (continued)
IT Parent LLC(d) (continued)
Revolver, (3-mo. CME Term SOFR + 5.50%), 9.41%, 10/01/26	USD	287	$ 286,894
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.50%), 9.42%, 10/01/26		2,385	2,399,119
Jones Deslauriers Insurance Management, Inc., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.59%, 03/15/30		1,421	1,421,452
OneDigital Borrower LLC, 2025 Repriced Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.72%, 07/02/31		1,456	1,457,713
Sedgwick Claims Management Services, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 07/31/31		1,496	1,500,610
Truist Insurance Holdings LLC
2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.42%, 05/06/31		204	204,578
2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 4.75%), 8.42%, 05/06/32		34	34,049
			18,176,591
Interactive Media & Services — 1.4%
Delivery Hero Finco LLC, 2024 USD Term Loan B, (3- mo. CME Term SOFR + 5.00%), 8.84%, 12/12/29		4,024	4,029,867
Kid Distro Holdings LLC(d)
2023 Incremental Term Loan, (6-mo. CME Term SOFR at 1.00% Floor + 4.75%), 9.20%, 10/01/29		353	350,126
Term Loan, (6-mo. CME Term SOFR at 1.00% Floor + 4.75%), 9.20%, 10/01/29		3,246	3,216,283
			7,596,276
Internet Software & Services — 0.5%
Proofpoint, Inc., 2025 Repriced Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.67%, 08/31/28		2,774	2,785,313
IT Services — 5.8%
Acquia, Inc.(d)
Revolver, (3-mo. CME Term SOFR at 1.00% Floor + 5.50%), 9.61%, 10/30/26		36	35,699
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.50%), 9.59%, 10/30/26		481	477,535
Amentum Holdings, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 09/29/31		61	61,503
Applause App Quality, Inc., 2024 7th Amendment Refinancing Term Loan, (3-mo. CME Term SOFR at 1.50% Floor + 5.75%), 9.43%, 10/24/29(d)		81	80,485
Avalara, Inc., 2025 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.42%, 03/26/32		46	46,036
Aventiv Technologies LLC, 2025 5th Amendment Incremental Bridge Loan, (3-mo. CME Term SOFR at 1.00% Floor + 10.00%), 14.16%, 03/25/26		3,000	3,137,490
Bynder Holding BV(d)
Term Loan Tranche A, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 9.86%, 01/26/29		15	15,018
Term Loan Tranche B, (3-mo. CME Term SOFR at -5.00% Floor + 6.00%), 9.86%, 01/26/29		54	54,439
CivicPlus LLC, 2025 Refinancing Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 6.50%), 9.82%, 08/23/30(d)		1,852	1,838,486
Security		Par (000)	Value
IT Services (continued)
Clover Holdings 2 LLC, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.77%, 12/09/31	USD	180	$ 179,490
Elastic Path Software, Inc., Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 7.50%), 11.70%, 01/06/27(d)		1,342	1,250,456
Finastra USA, Inc., 2025 USD Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.72%, 09/15/32		195	190,613
G-3 Apollo Acquisition Corp.(d)
Revolver, (3-mo. CME Term SOFR at 1.00% Floor + 5.00%), 8.71%, 03/10/31		1	1,427
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.00%), 8.74%, 03/10/31		66	66,267
Honey Intermediate, Inc., Term Loan, (1-mo. CME Term SOFR + 2.88% and 3.38% PIK), 9.97%, 09/30/31(d)(h)		92	90,619
Huckabee Acquisition LLC, Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.25%), 8.92%, 01/16/30(d)		73	72,895
Integratecom, Inc.(d)
Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.75%), 10.57%, 12/15/27		103	97,905
Revolver, (3-mo. CME Term SOFR at 1.00% Floor + 6.75%), 10.59%, 12/15/27		135	127,440
Intercept Bidco, Inc., Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 9.77%, 06/03/30(d)		3,611	3,567,778
Lightspeed Solution LLC(d)
2025 2nd Amendment Incremental Term Loan, (1- mo. CME Term SOFR at 0.75% Floor + 6.00%), 9.72%, 03/01/28		92	91,211
Delayed Draw Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.00%), 9.72%, 03/01/28		28	27,346
LogicMonitor, Inc., 2024 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.50%), 9.34%, 11/19/31(d)		200	197,843
Madison Logic Holdings, Inc., Term Loan, (1-mo. CME Term SOFR + 7.50%), 10.82%, 12/30/28(d)		89	77,322
Magenta Security Holdings LLC
2024 First Out Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 6.75%), 10.85%, 07/27/28		19	14,047
2024 Second Out Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 7.00%), 11.10%, 07/27/28		19	7,980
2024 Super Priority Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.25%), 10.09%, 07/27/28		4,069	4,060,992
2024 Third Out Term Loan, 0.00%, 07/27/28(e)(l)		42	9,197
Oak Purchaser, Inc., Revolver, (Prime at 0.75% Floor + 4.50%), 11.25%, 05/31/28(d)		19	19,189
Peraton Corp., Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 3.85%), 7.69%, 02/01/28		89	82,093
Persado, Inc., Term Loan, (1-mo. CME Term SOFR at 1.80% Floor + 7.50%), 11.37%, 06/10/27(d)		87	94,675
Ping Identity Corporation, 2025 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.62%, 11/15/32		610	610,837
Pluralsight, Inc., 2024 First Priority Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 3.00% and 1.50% PIK), 8.32%, 08/22/29(d)(h)		424	423,941

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock HPS Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
IT Services (continued)
Polaris Newco LLC, USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.01%), 7.85%, 06/02/28	USD	1,449	$ 1,394,927
Project Alpha Intermediate Holding, Inc., 2024 1st Lien Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 6.92%, 10/26/30		1,430	1,426,526
Research Now Group LLC, 2024 First Lien Second Out Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.50%), 9.64%, 10/15/28		5,693	3,451,470
Rocket Software, Inc., 2023 USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 7.47%, 11/28/28		1,469	1,468,078
Serrano Parent LLC, Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.50%), 10.36%, 05/13/30(d)		90	84,600
SMX Group LLC, Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.50%), 8.22%, 02/06/32		2,450	2,415,515
SonicWall U.S. Holdings, Inc., 2023 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 5.00%), 8.67%, 05/18/28		217	138,368
Suited Connector LLC(d)(e)(l)
Revolver, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 10.04%, 12/01/27		429	135,593
Term Loan, 0.00%, 12/01/27		2,790	881,796
Tempo Acquisition LLC, 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 08/31/28		49	46,877
Trading Tech International, Inc.
Delayed Draw Term Loan, (3-mo. CME Term SOFR + 4.25%), 7.96%, 11/04/32		911	909,494
Term Loan, (3-mo. CME Term SOFR + 4.25%), 8.14%, 11/04/32(d)		2,732	2,728,482
X Corp., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.75%), 10.45%, 10/26/29		144	141,253
			32,331,233
Leisure Products — 0.3%
GSM Holdings, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 1.00% Floor + 5.00%), 8.67%, 09/30/31		1,477	1,458,511
Machinery — 0.9%
Sonny’s Enterprises LLC(d)
2023 Restatement Date Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.50%), 9.52%, 08/05/28		3,757	3,614,489
2024 1st Amendment Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.50%), 9.49%, 08/05/28		93	89,232
SPX Flow, Inc., 2025 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.47%, 04/05/29		134	134,227
TK Elevator U.S. Newco, Inc., 2025 USD Term Loan B, (6-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.95%, 04/30/30		1,344	1,352,062
			5,190,010
Media — 2.3%
Altice France SA, 2025 USD Term Loan B14, (3-mo. CME Term SOFR at 0.00% Floor + 6.88%), 10.86%, 05/31/31		5,000	4,992,700
CMG Media Corp., 2024 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.60%), 7.27%, 06/18/29		1,509	1,404,286
Security		Par (000)	Value
Media (continued)
Coral-US Co-Borrower LLC, 2021 Term Loan B6, (1- mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.86%, 10/15/29	USD	2,842	$ 2,812,695
CSC Holdings LLC, 2019 Term Loan B5, (Prime + 1.50%), 8.25%, 04/15/27		132	115,384
MSM Acquisitions, Inc.(d)
2021 Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 9.82%, 12/09/26		83	67,291
Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 9.82%, 12/09/26		358	289,881
Revolver, (3-mo. CME Term SOFR + 6.00%), 9.81%, 12/09/26		150	121,248
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 9.82%, 12/09/26		1,085	879,205
NEP Group, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.50%), 8.22%, 10/17/31		2,522	2,302,404
Streamland Media Midco LLC(d)
2025 2nd Amendment First Out Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.50% and 1.00% PIK), 10.43%, 04/02/29(h)		31	30,581
2025 2nd Amendment Last Out Term Loan, (3-mo. CME Term SOFR at 1.00% Floor +5.76% and 1.00% PIK), 10.43%, 04/02/29(e)(h)(l)		28	20,161
2025 Revolver, (3-mo. CME Term SOFR at 1.00% Floor + 4.76%), 8.70%, 04/02/29		4	4,340
Sunrise Financing Partnership, Term Loan AAA1, (3- mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.43%, 02/16/32		25	25,076
			13,065,252
Metals & Mining — 0.5%
Trulite Glass & Aluminum Solutions LLC, Term Loan, (3-mo. CME Term SOFR + 6.00%), 9.98%, 03/01/30(d)		2,846	2,732,143
Oil, Gas & Consumable Fuels — 1.1%
CVR CHC LP, Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.67%, 12/30/27		224	223,457
EG America LLC, 2025 USD Repriced Term Loan, (3- mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.32%, 02/07/28		1,452	1,456,180
Freeport LNG Investments, LLLP, 2025 Term Loan B, 12/21/28(o)		1,369	1,373,097
M6 ETX Holdings II Midco LLC, 2025 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.20%, 04/01/32		28	28,167
Par Petroleum LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 6.95%, 02/28/30		1,473	1,476,763
Stakeholder Midstream LLC, Term Loan, (6-mo. CME Term SOFR at 0.00% Floor + 4.00%), 8.04%, 01/02/31		1,442	1,447,015
			6,004,679
Paper & Forest Products — 0.0%
FSK Pallet Holding Corp., Term Loan, (3-mo. CME Term SOFR + 6.75%), 10.83%, 12/23/26(d)		93	92,178
Passenger Airlines — 0.2%
JetBlue Airways Corp., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.75%), 8.44%, 08/27/29		1,478	1,412,389
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock HPS Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Pharmaceuticals — 2.8%
Advarra Holdings, Inc., 2025 Incremental Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.50%), 8.22%, 09/15/31(d)	USD	6,079	$ 6,139,873
Alcami Corp.(d)
2022 Delayed Draw Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 7.00%), 10.83%, 12/21/28		5	5,086
2022 Revolver, (1-mo. CME Term SOFR at 1.00% Floor + 7.00%), 10.83%, 12/21/28		2	2,018
2022 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 7.00%), 10.97%, 12/21/28		69	69,096
Amneal Pharmaceuticals LLC, 2025 Term Loan B, (1- mo. CME Term SOFR at 0.50% Floor + 3.50%), 7.22%, 08/01/32		1,362	1,371,774
Endo Finance Holdings, Inc., 2024 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 7.47%, 04/23/31		1,530	1,516,463
Gainwell Acquisition Corp.
2nd Lien Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 8.00%), 12.04%, 10/02/28(d)		994	969,255
Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.10%), 7.77%, 10/01/27		36	35,728
Pathway Vet Alliance LLC, 2025 Tranche A Term Loan A, (3-mo. CME Term SOFR at 1.00% Floor + 5.00%), 8.84%, 06/30/28		5,609	5,634,643
			15,743,936
Professional Services — 5.7%
Applause App Quality, Inc., 2024 7th Amendment Refinancing Revolver, (3-mo. CME Term SOFR at 1.50% Floor + 5.75%), 9.69%, 10/24/29(d)		2	1,610
Bullhorn, Inc.(d)
2019 Revolver, (1-mo. CME Term SOFR at 1.00% Floor + 5.00%), 8.72%, 10/01/29		37	35,944
2020 Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 5.00%), 8.72%, 10/01/29		4,064	4,023,351
2024 8th Amendment Delayed Draw Term Loan 1, (1-mo. CME Term SOFR + 5.00%), 8.72%, 10/01/29		544	538,124
2025 8th Amendment Delayed Draw Term Loan 2, (1-mo. CME Term SOFR at 1.00% Floor + 5.00%), 8.72%, 10/01/29		63	62,119
Chronicle Bidco, Inc.(d)
2025 Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.00%), 8.88%, 04/15/31		133	133,003
2025 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.00%), 8.90%, 04/15/31		5,118	5,123,463
Compsych Investments Corp., 2024 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.75%), 8.61%, 07/22/31(d)		3,283	3,316,055
DTI Holdco, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 7.72%, 04/26/29		4,414	4,106,047
Employ, Inc., Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 7.50%), 11.37%, 08/07/28(d)		250	233,243
Empower Payments Investor LLC, 2025 3rd Amendment Incremental Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.50%), 8.37%, 03/12/31(d)		4,947	4,897,656
HSI Halo Acquisition, Inc.(d)
2024 Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 8.84%, 06/30/31		205	205,369
Security		Par (000)	Value
Professional Services (continued)
HSI Halo Acquisition, Inc.(d) (continued)
2024 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 8.84%, 06/30/31	USD	2,289	$ 2,288,807
Job & Talent USA, Inc.(d)
3rd Incremental Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 6.75%), 7.17%, 10/13/28		2,039	2,075,267
Delayed Draw Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 6.75%), 7.17%, 10/13/28		510	518,817
Initial Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 6.75%), 10.47%, 10/13/28		1,529	1,556,450
Security Services Acquisition Sub Corp.(d)
2024 12th Amendment Term Loan A, (1-mo. CME Term SOFR at 1.00% Floor + 5.75%), 9.57%, 09/30/27		925	916,903
2024 Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 5.75%), 9.57%, 09/30/27		1,835	1,818,921
Vensure Employer Services, Inc., 2024 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 5.00%), 8.70%, 09/29/31(d)		95	93,800
			31,944,949
Real Estate Management & Development(d) — 1.0%
Greystone Affordable Housing Initiatives LLC
2022 Term Loan, (1-mo. CME Term SOFR at 1.25% Floor + 6.50%), 10.33%, 03/08/27		1,636	1,623,815
Delayed Draw Term Loan, (6-mo. CME Term SOFR at 1.25% Floor + 6.00%), 10.63%, 03/02/26		2,800	2,741,200
HowlCo LLC, Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 3.00% and 3.50% PIK), 10.51%, 10/22/27(h)		1,173	1,152,391
			5,517,406
Semiconductors & Semiconductor Equipment — 0.1%
Emerald Technologies U.S. Acquisitionco, Inc., Revolver, (3-mo. CME Term SOFR + 6.00%), 10.00%, 12/29/26(d)		516	316,250
Software — 7.9%
Alphasense, Inc., 2024 Term Loan, (3-mo. CME Term SOFR at 2.00% Floor + 6.25%), 9.94%, 06/27/29(d)		4,167	4,151,693
AthenaHealth Group, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.47%, 02/15/29		207	207,158
BCPE Pequod Buyer, Inc., USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.72%, 11/25/31		62	61,787
Central Parent LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.92%, 07/06/29		1,523	1,286,514
Clever Devices Ltd.(d)
Revolver, (1-mo. CME Term SOFR at 1.00% Floor + 6.00%), 9.73%, 06/12/30		590	582,110
Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 6.00%), 9.72%, 06/12/30		2,617	2,580,202
CoreLogic, Inc.
2nd Lien Term Loan, (1-mo. CME Term SOFR + 6.61%), 10.33%, 06/04/29		30	30,174
Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.61%), 7.33%, 06/02/28		93	92,688
Dayforce, Inc., 2025 Term Loan, 08/20/32(o)		2,226	2,217,636
DNAnexus, Inc.(d)
2024 Delayed Draw Term Loan, (1-mo. CME Term SOFR at 3.00% Floor + 5.25%), 8.98%, 12/18/29		5	4,990

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock HPS Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Software (continued)
DNAnexus, Inc.(d) (continued)
2024 Term Loan, (1-mo. CME Term SOFR at 3.00% Floor + 5.25%), 8.98%, 12/18/29	USD	25	$ 24,950
Docupace Technologies LLC(d)
Delayed Draw Term Loan B, (3-mo. CME Term SOFR + 5.75%), 9.44%, 07/15/30		54	53,080
Term Loan, (3-mo. CME Term SOFR + 5.75%), 9.44%, 07/15/30		2,064	2,034,750
Doughlas Holdings, Inc., PIK Delayed Draw Term Loan, (3-mo. CME Term SOFR + 5.75%), 9.44%, 07/15/30(d)(h)		187	184,224
Emburse, Inc., Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.25%), 7.92%, 05/28/32(d)		3,684	3,746,842
Firstup, Inc.(d)
Amendment No. 2 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.25%), 9.92%, 07/13/27		429	426,443
Term Loan, (3-mo. CME Term SOFR + 6.25%), 9.92%, 07/13/27		4,173	4,148,315
Genesys Cloud Services, Inc., 2025 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 01/30/32		1,203	1,199,566
Integratecom, Inc., Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.75%), 8.32%, 12/15/27(d)		1,627	1,540,642
Kaseya, Inc.
2025 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.72%, 03/20/32		1,697	1,697,081
2025 2nd Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 5.00%), 8.72%, 03/18/33		1,473	1,438,610
Lightspeed Solution LLC, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.00%), 9.72%, 03/01/28(d)		417	414,606
Mitchell International, Inc., 2024 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 6.97%, 06/17/31		1,365	1,368,612
Oak Purchaser, Inc.(d)
2024 Term Loan, (6-mo. CME Term SOFR at 0.75% Floor + 5.50%), 9.37%, 05/31/28		262	261,664
Delayed Draw Term Loan, (6-mo. CME Term SOFR at 0.75% Floor + 5.50%), 9.37%, 05/31/28		1,439	1,449,228
Term Loan, (6-mo. CME Term SOFR at 0.75% Floor + 5.50%), 9.37%, 05/31/28		2,159	2,173,841
Pluralsight, Inc., 2024 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 3.00% and 1.50% PIK), 8.32%, 08/22/29(d)(h)		227	227,043
Red Planet Borrower LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 7.72%, 09/08/32		1,498	1,499,330
Spartan Bidco Pty. Ltd.(d)
Revolver, (1-mo. CME Term SOFR at 0.75% Floor + 6.50%), 10.33%, 01/24/28		79	78,864
Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 6.50%), 10.51%, 01/24/28		2,139	2,135,062
Thunder Purchaser, Inc.(d)
2024 Incremental Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.25%), 9.07%, 06/30/28		687	681,701
2024 Refinancing Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.25%), 9.07%, 06/30/28		3,042	3,018,460
Traack Technologies, Inc., Term Loan, (6-mo. CME Term SOFR + 7.50%), 11.78%, 09/15/26(d)		389	377,789
Security		Par (000)	Value
Software (continued)
X.AI LLC, Term Loan, (6-mo. CME Term SOFR at 0.00% Floor + 7.25%), 10.85%, 06/28/30	USD	49	$ 48,171
Zelis Payments Buyer, Inc., 5th Amendment Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.97%, 11/26/31		1,368	1,356,005
Zilliant, Inc.(d)
Delayed Draw Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 2.00% and 5.00% PIK), 10.82%, 12/21/27(h)		329	248,179
Revolver, (1-mo. CME Term SOFR at 0.75% Floor + 6.10%), 9.77%, 12/21/27		81	61,437
Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.00% and 5.00% PIK), 14.82%, 12/21/27(h)		1,798	1,355,425
			44,464,872
Specialty Retail — 3.0%
Cart.Com, Inc., Term Loan, (1-mo. CME Term SOFR at 1.50% Floor + 7.75%), 11.47%, 05/30/29(d)		5,000	4,945,000
Great Outdoors Group LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.25%), 6.97%, 01/23/32		1,470	1,476,934
Hanna Andersson LLC, Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 6.25%), 10.19%, 07/02/26(d)		2,901	2,816,507
Michaels Cos., Inc., 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.25%), 8.18%, 04/17/28		1,485	1,433,145
Petco Health and Wellness Company, Inc., 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 3.25%), 7.18%, 03/03/28		1,433	1,417,071
Sellerx(d)
2025 Revolver, (3-mo. CME Term SOFR + 5.00%), 8.69%, 06/25/29		1,218	1,218,489
2025 Tranche A1 Term Loan, (3-mo. CME Term SOFR + 9.00%), 12.69%, 12/31/28		775	531,494
2025 Tranche A2 Term Loan, (3-mo. CME Term SOFR + 9.00%), 12.69%, 12/31/28		775	531,184
Staples, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 5.75%), 9.60%, 09/04/29		1,508	1,428,594
Supergoop LLC, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 5.75%), 9.57%, 12/29/28(d)		1,152	1,099,165
			16,897,583
Technology Hardware, Storage & Peripherals — 0.7%
SumUp Holdings Luxembourg, 2024 Delayed Draw Term Loan A, (3-mo. CME Term SOFR + 6.00%), 9.82%, 04/22/31(d)		4,000	4,024,000
Textiles, Apparel & Luxury Goods — 0.8%
ABG Intermediate Holdings 2 LLC
2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.97%, 12/21/28		63	48,006
2025 Delayed Draw Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.97%, 02/13/32		30	29,713
James Perse Enterprises, Inc.(d)
Revolver, (12-mo. CME Term SOFR at 1.00% Floor + 6.25%), 9.86%, 09/08/27		307	306,667
Term Loan, (12-mo. CME Term SOFR at 1.00% Floor + 6.25%), 10.31%, 09/08/27		4,000	4,000,000
			4,384,386
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock HPS Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Trading Companies & Distributors — 0.0%
TMK Hawk Parent Corp., 2024 Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 2.00% and 3.25% PIK), 8.97%, 07/02/29(h)	USD	43	$ 17,327
Transportation Infrastructure — 0.0%
OLA Netherlands BV, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.35%), 10.07%, 12/15/26		109	107,909
Wireless Telecommunication Services — 1.3%
Delta TopCo, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.58%, 11/30/29		1,479	1,470,403
Liberty Co. Insurance Brokers LLC, Term Loan B, (3- mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.65%, 10/15/32(d)		1,236	1,240,211
OpenMarket, Inc., 2025 Refinancing Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.50%), 9.17%, 06/11/29(d)		4,888	4,839,853
			7,550,467
Total Floating Rate Loan Interests — 81.6% (Cost: $473,267,105)			458,169,918

	Shares
Investment Companies
H-Food Holdings, LLC	671	10,121
Igloo Parent Holdings LLC, (Acquired 05/09/25, Cost: $1,770,617)(d)(f)(p)	21	1,747,103
		1,757,224
Total Investment Companies — 0.3% (Cost: $1,778,277)		1,757,224

		Par (000)
Preferred Securities
Capital Trusts — 0.3%(a)
Automobiles — 0.0%
RCI Banque SA, 6.13%(g)(m)	EUR	200	236,277
Building Products — 0.0%
Nationwide Building Society, 7.50%(g)(m)	GBP	200	280,602
Electric Utilities — 0.1%
Dominion Energy, Inc.
6.63%, 05/15/55	USD	10	10,304
Series B, 7.00%, 06/01/54		355	384,377
			394,681
Oil, Gas & Consumable Fuels(g) — 0.1%
Eni SpA, 4.50%(m)	EUR	100	119,341
Var Energi ASA, 7.86%, 11/15/83		300	387,089
			506,430
Security		Par (000)	Value
Pharmaceuticals — 0.1%
Bayer AG, 5.38%, 03/25/82(g)	EUR	400	$ 482,394
			1,900,384

	Shares
Preferred Stocks — 1.1%
Broadline Retail — 0.6%
StubHub, Inc., Series K, 12/31/49(d)(e)	3,000	3,164,350
Construction Materials — 0.0%
Kellermeyer Bergensons Services LLC(d)(e)	45,118	—
Consumer Discretionary — 0.0%
Sellerx, Series Z(d)(e)	4,707,471	47
Consumer Finance — 0.0%
WorldRemit Ltd., Series X, (Acquired 06/24/24, Cost: $0)(d)(e)(f)	136	16,034
Ground Transportation — 0.0%
Sirva BGRS Holdings, Inc., 07/21/30(e)	8	1,376
Insurance — 0.0%
Alliant Cali, Inc., (Acquired 09/24/24, Cost: $83,725), 12/31/79(d)(f)	85	90,177
Interactive Media & Services(d)(e)(f) — 0.3%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $681,004)	6,215	1,607,634
Streamland Media Holdings LLC, (Acquired 03/31/25, Cost: $42,479)	264	—
		1,607,634
IT Services(d)(e) — 0.0%
Veritas Newco
Series G	219	5,147
Series G-1	161	3,703
		8,850
Professional Services(d)(e)(f) — 0.2%
Job and Talent Holding Ltd.
Series F-1, (Acquired 02/12/25, Cost: $213,159)	16,953	912,716
Series F-3, (Acquired 02/12/25, Cost: $0)	1,130	59,711
		972,427
Specialty Retail(d)(e) — 0.0%
Razor Group GMBH Priority 4	696,280	7
Razor Group GMBH Priority 5C	2,815,464	28
		35
		5,860,930
Total Preferred Securities — 1.4% (Cost: $7,339,159)		7,761,314
Warrants
Capital Markets — 0.0%
Pico Quantitative Trade Holding LLC, (Acquired 02/07/20, Cost: $—), (Issued 02/07/20, Expires 02/07/30)(c)(d)(e)(f)	142	25,994

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock HPS Credit Strategies Fund
(Percentages shown are based on Net Assets)
Security	Shares	Value
Consumer Finance — 0.0%
WorldRemit Ltd., Series D, (Issued/Exercisable 02/11/21, 1,596 Shares for 1 Warrant, Expires 02/11/31, Strike Price USD 37.59)(d)(e)	1,596	$ 1,393
Ground Transportation — 0.0%
Motive Technologies, Inc., (Acquired 05/07/25, Cost: $—)(d)(e)(f)	75,000	73,500
Interactive Media & Services — 0.0%
Research Now, Inc., (Issued 07/15/24, Exercisable 07/15/29, Expires 07/15/29, Strike Price USD 37.72)(d)(e)	2,857	429
Media — 0.0%
Suited Connector LLC, (Issued/Exercisable 03/06/23, 1 Share for 1 Warrant, Expires 03/06/33, Strike Price USD 33.71)(d)(e)	20,348	—
Software — 0.0%
Grey Orange, (Issued/Exercisable 05/06/22, 1 Share for 1 Warrant, Expires 05/06/32, Strike Price USD 28.93)(d)(e)	460	92
Total Warrants — 0.0% (Cost: $30)		101,408
Total Long-Term Investments — 104.1% (Cost: $601,048,888)		584,673,620
Short-Term Securities
Money Market Funds — 3.7%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 3.65%(p)(q)	20,588,195	20,588,195
Total Short-Term Securities — 3.7% (Cost: $20,588,195)		20,588,195
Total Investments — 107.8% (Cost: $621,637,083)		605,261,815
Liabilities in Excess of Other Assets — (7.8)%		(43,581,339)
Net Assets — 100.0%		$ 561,680,476

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Non-income producing security.
(f)
Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $4,532,871, representing 0.8% of its net assets as of period end, and an original cost of $4,776,074.

(g)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(j)	Convertible security.
(k)	Zero-coupon bond.
(l)	Issuer filed for bankruptcy and/or is in default.
(m)	Perpetual security with no stated maturity date.
(n)	Rounds to less than 1,000.
(o)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)	Affiliate of the Fund.
(q)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/25	Shares Held at 12/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Shares	$ 73,339,862	$ —	$ (52,751,667)(a)	$ —	$ —	$ 20,588,195	20,588,195	$ 1,091,742	$ —
Igloo Parent Holdings LLC	—	1,770,617	—	—	(23,514)	1,747,103	21	—	—
iShares JP Morgan USD Emerging Markets Bond ETF(b)	1,645,104	—	(1,778,463)	(219,743)	353,102	—	—	66,873	—
iShares MSCI Emerging Markets ETF(b)	—	10,281,981	(10,455,429)	173,448	—	—	—	—	—
				$ (46,295)	$ 329,588	$ 22,335,298		$ 1,158,615	$ —

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock HPS Credit Strategies Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Long Bond	7	03/20/26	$ 809	$ (6,676)
2-Year U.S. Treasury Note	35	03/31/26	7,308	6,201
				(475)
Short Contracts
Ultra U.S. Treasury Bond	19	03/20/26	2,242	25,132
				$ 24,657
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	300,000	USD	352,028	Bank of America N.A.	01/14/26	$ 682
EUR	2,708,000	USD	3,177,439	Morgan Stanley & Co. International PLC	01/14/26	6,360
GBP	2,214,575	USD	2,974,418	Goldman Sachs International	01/14/26	10,693
GBP	115,499	USD	154,712	HSBC Bank PLC	01/14/26	975
USD	16,046	EUR	13,564	Goldman Sachs International	03/18/26	52
						18,762
EUR	2,600,000	USD	3,059,919	Goldman Sachs International	01/14/26	(3,095)
EUR	1,200,000	USD	1,411,685	HSBC Bank PLC	01/14/26	(843)
EUR	1,800,000	USD	2,118,426	HSBC Bank PLC	01/14/26	(2,163)
EUR	3,500,000	USD	4,128,469	HSBC Bank PLC	01/14/26	(13,515)
USD	337,634	CHF	270,000	JPMorgan Chase Bank N.A.	01/14/26	(3,529)
USD	21,957,571	EUR	18,808,000	Morgan Stanley & Co. International PLC	01/14/26	(155,019)
USD	5,407,855	GBP	4,050,000	Morgan Stanley & Co. International PLC	01/14/26	(51,297)
						(229,461)
						$ (210,699)
Centrally Cleared Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.44.V1	5.00%	Quarterly	06/20/30	B-	USD	8,250	$ 667,300	$ 518,103	$ 149,197

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.
Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps
Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$ 518,103	$ —	$ 149,197	$ —

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock HPS Credit Strategies Fund

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$ —	$ —	$ —	$ —	$ 31,333	$ —	$ 31,333
Forward foreign currency exchange contracts Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	18,762	—	—	18,762
Swaps — centrally cleared Unrealized appreciation on centrally cleared swaps(a)	—	149,197	—	—	—	—	149,197
	$ —	$ 149,197	$ —	$ 18,762	$ 31,333	$ —	$ 199,292
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$ —	$ —	$ —	$ —	$ 6,676	$ —	$ 6,676
Forward foreign currency exchange contracts Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	229,461	—	—	229,461
	$ —	$ —	$ —	$ 229,461	$ 6,676	$ —	$ 236,137

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the
Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation)
is included in accumulated earnings (loss).

For the period ended December 31, 2025, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ (32,280)	$ —	$ 547,013	$ —	$ 514,733
Forward foreign currency exchange contracts	—	—	—	(4,171,254)	—	—	(4,171,254)
Options purchased(a)	—	(117,666)	(80,553)	—	(853,641)	—	(1,051,860)
Options written	—	—	98,480	—	445,839	—	544,319
Swaps	—	967,392	—	—	—	—	967,392
	$ —	$ 849,726	$ (14,353)	$ (4,171,254)	$ 139,211	$ —	$ (3,196,670)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ (1,094,413)	$ —	$ (1,094,413)
Forward foreign currency exchange contracts	—	—	—	(702,220)	—	—	(702,220)
Options purchased(b)	—	—	—	—	495,099	—	495,099
Options written	—	—	—	—	(257,651)	—	(257,651)
Swaps	—	1,635,528	—	—	—	—	1,635,528
	$ —	$ 1,635,528	$ —	$ (702,220)	$ (856,965)	$ —	$ 76,343

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock HPS Credit Strategies Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$51,861,680
Average notional value of contracts — short	43,452,543
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	38,328,827
Average amounts sold — in USD	5,828,434
Options:
Average value of option contracts purchased	55,067
Average value of option contracts written	18,819
Average notional value of swaption contracts purchased	— (a)
Credit default swaps:
Average notional value — buy protection	4,950,000
Average notional value — sell protection	20,105,178

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Fund’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$ 7,125	$ 3,908
Forward foreign currency exchange contracts	18,762	229,461
Swaps — centrally cleared	—	2,802
Total derivative assets and liabilities in the Statement of Assets and Liabilities	25,887	236,171
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(7,125)	(6,710)
Total derivative assets and liabilities subject to an MNA	$ 18,762	$ 229,461
The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)
Bank of America N.A.	$ 682	$ —	$ —	$ —	$ 682
Goldman Sachs International	10,745	(3,095)	—	—	7,650
HSBC Bank PLC	975	(975)	—	—	—
Morgan Stanley & Co. International PLC	6,360	(6,360)	—	—	—
	$ 18,762	$ (10,430)	$ —	$ —	$ 8,332

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(c)(e)
Goldman Sachs International	$ 3,095	$ (3,095)	$ —	$ —	$ —
HSBC Bank PLC	16,521	(975)	—	—	15,546
JPMorgan Chase Bank N.A.	3,529	—	—	—	3,529
Morgan Stanley & Co. International PLC	206,316	(6,360)	—	—	199,956
	$ 229,461	$ (10,430)	$ —	$ —	$ 219,031

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock HPS Credit Strategies Fund

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$ —	$ 39,797,463	$ —	$ 39,797,463
Common Stocks
Beverages	—	—	—	—
Broadline Retail	—	—	—	—
Construction & Engineering	354	—	—	354
Construction Materials	—	—	—	—
Consumer Discretionary	—	—	1	1
Diversified Consumer Services	—	—	2	2
Financial Services	—	—	—	—
Ground Transportation	—	29	—	29
Health Care Providers & Services	—	—	21,831	21,831
Industrial Conglomerates	—	7,479	—	7,479
IT Services	—	—	29,387	29,387
Real Estate Management & Development	—	—	—	—
Specialty Retail	—	—	—	—
Trading Companies & Distributors	—	—	3,801	3,801
Wireless Telecommunication Services	—	53,856	—	53,856
Corporate Bonds	—	65,117,642	2,460,086	67,577,728
Fixed Rate Loan Interests	—	6,196,077	3,195,748	9,391,825
Floating Rate Loan Interests	—	215,236,986	242,932,932	458,169,918
Investment Companies	—	10,121	1,747,103	1,757,224
Preferred Securities
Capital Trusts	—	1,900,384	—	1,900,384
Preferred Stocks	—	1,376	5,859,554	5,860,930
Warrants	—	—	101,408	101,408
Short-Term Securities
Money Market Funds	20,588,195	—	—	20,588,195
Unfunded Floating Rate Loan Interests(a)	—	12,652	124,406	137,058
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	—	(835,219)	(835,219)
	$20,588,549	$328,334,065	$255,641,040	$604,563,654
Derivative Financial Instruments(b)
Assets
Credit Contracts	$ —	$ 149,197	$ —	$ 149,197
Foreign Currency Exchange Contracts	—	18,762	—	18,762
Interest Rate Contracts	31,333	—	—	31,333
Liabilities
Foreign Currency Exchange Contracts	—	(229,461)	—	(229,461)
Interest Rate Contracts	(6,676)	—	—	(6,676)
	$24,657	$(61,502)	$—	$(36,845)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)
Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $20,000,000 are categorized as Level 2 within the fair value hierarchy.
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock HPS Credit Strategies Fund

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
	Asset-Backed Securities	Common Stocks	Corporate Bonds	Fixed Rate Loan Interests	Floating Rate Loan Interests	Investment Companies	Preferred Stocks
Assets
Opening balance, as of December 31, 2024	$ 1,000,000	$ 1,352,233	$ 85,458	$ 3,646,756	$ 258,529,849	$ —	$ 5,491,882
Transfers into Level 3(a)	—	—	471,380	687	1,354,126	—	—
Transfers out of Level 3(b)	(1,000,000)	—	(85,458)	(215,000)	(6,158,204)	—	—
Accrued discounts/premiums	—	—	25,073	5,835	757,319	—	—
Net realized gain (loss)	—	528,941	—	(371,109)	(19,282,469)	—	(3,393,339)
Net change in unrealized appreciation (depreciation)(c)(d)	—	(414,099)	(6,367)	263,937	5,866,417	(23,514)	2,698,168
Purchases	—	796	1,970,000	1,131,358	92,181,040	1,770,617	1,644,343
Sales	—	(1,412,849)	—	(1,266,716)	(90,315,146)	—	(581,500)
Closing balance, as of December 31, 2025	$ —	$ 55,022	$ 2,460,086	$ 3,195,748	$ 242,932,932	$ 1,747,103	$ 5,859,554
Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2025(d)	$ —	$ (289,856)	$ (6,367)	$ (218,688)	$ (9,291,153)	$ (23,514)	$ (740,782)

	Unfunded Floating Rate Loan Interests	Warrants	Total
Assets
Opening balance, as of December 31, 2024	$ (88,115)	$ 27,419	$ 270,045,482
Transfers into Level 3(a)	—	—	1,826,193
Transfers out of Level 3(b)	473	—	(7,458,189)
Accrued discounts/premiums	—	—	788,227
Net realized gain (loss)	—	—	(22,517,976)
Net change in unrealized appreciation (depreciation)(c)(d)	(623,171)	73,989	7,835,360
Purchases	—	—	98,698,154
Sales	—	—	(93,576,211)
Closing balance, as of December 31, 2025	$ (710,813)	$ 101,408	$ 255,641,040
Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2025(d)	$ (642,199)	$ 73,989	$ (11,138,570)

(a)
As of December 31, 2024, the Fund used observable inputs in determining the value of certain investments. As of December 31, 2025, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)
As of December 31, 2024, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2025, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(d)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2025 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the Valuation Committee to determine the value of certain of the Fund’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $22,081,744.
	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stock	$29,387	Market	EBITDA Multiple	13.25x	—

Floating Rate Loan Interests(b)	223,410,369	Income	Discount Rate	8% - 28%	10%
		Market	Revenue Multiple	0.35x -3.25x	1.39x
			EBITDA Multiple	6.50x - 11.75x	9.45x

Fixed Rate Loan Interests	2,420,837	Income	Discount Rate	13%	—

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock HPS Credit Strategies Fund

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Investment Companies	1,747,103	Market	EBITDA Multiple	19.25x	—

Preferred Stocks	5,850,621	Income	Discount Rate	10% -15%	15%
		Market	Revenue Multiple	0.50x - 3.10x	1.10x
			Time to Exit	2.0 years	—
			Volatility	45%	—
			Discount for lack of marketability	15%-15%	15%

Warrants	100,979	Market	Revenue Multiple	3.10x - 7.25x	4.67x
			Time to Exit	1.0 - 2.0 years	1.9 years
			Volatility	45%-60%	46%
			Discount for lack of marketability	10%	—
		Income	Discount Rate	15%	—
	$233,559,296

(a)	A significant change in unobservable input could result in a correlated or inverse change in value.
(b)
For the period end December 31, 2025, the valuation technique for investments classified as Floating Rate Loan Interests amounting to $1,357,625 changed to a Market approach. The investments were previously valued utilizing an income approach. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to consolidated financial statements.
Consolidated Schedule of Investments

Consolidated Statement of Assets and Liabilities
December 31, 2025

BlackRock HPS Credit Strategies Fund
ASSETS
Investments, at value — unaffiliated(a)	$ 582,926,517
Investments, at value — affiliated(b)	22,335,298
Cash	824,361
Cash pledged:
Futures contracts	87,000
Centrally cleared swaps	612,000
Foreign currency, at value(c)	550,970
Receivables:
Investments sold	6,351,964
Capital shares sold	1,608,818
Dividends — unaffiliated	37,360
Dividends — affiliated	38,406
Interest — unaffiliated	7,644,713
From the Manager	20,459
Variation margin on futures contracts	7,125
Unrealized appreciation on:
Forward foreign currency exchange contracts	18,762
Unfunded floating rate loan interests	137,058
Prepaid expenses	111,936
Total assets	623,312,747
LIABILITIES
Payables:
Investments purchased	36,248,881
Accounting services fees	34,021
Bank borrowings	20,000,000
Capital shares redeemed	213,348
Custodian fees	59,412
Deferred foreign capital gain tax	7,018
Income dividend distributions	3,361,574
Interest expense and fees	201,044
Offering costs	59,883
Trustees’ and Officer’s fees	423
Recoupment of past waived fees	12,821
Other accrued expenses	50,896
Professional fees	193,434
Service and distribution fees	85,257
Transfer agent fees	32,869
Variation margin on futures contracts	3,908
Variation margin on centrally cleared swaps	2,802
Unrealized depreciation on:
Forward foreign currency exchange contracts	229,461
Unfunded floating rate loan interests	835,219
Total liabilities	61,632,271
Commitments and contingent liabilities
NET ASSETS	$ 561,680,476
NET ASSETS CONSIST OF
Paid-in capital	$ 664,647,134
Accumulated loss	(102,966,658)
NET ASSETS	$ 561,680,476
(a) Investments, at cost—unaffiliated	$599,278,271
(b) Investments, at cost—affiliated	$22,358,812
(c) Foreign currency, at cost	$550,618

2025 BlackRock Annual Report to Shareholders

Consolidated Statement of Assets and Liabilities  (continued)
December 31, 2025

BlackRock HPS Credit Strategies Fund
NET ASSET VALUE
Institutional
Net assets	$ 423,034,091
Shares outstanding	51,715,823
Net asset value	$ 8.18
Shares authorized	Unlimited
Par value	$0.001
Class A
Net assets	$ 88,750,304
Shares outstanding	10,802,417
Net asset value	$ 8.22
Shares authorized	Unlimited
Par value	$0.001
Class J
Net assets	$ 474,946
Shares outstanding	57,937
Net asset value	$ 8.20
Shares authorized	Unlimited
Par value	$0.001
Class U
Net assets	$ 49,225,670
Shares outstanding	6,010,127
Net asset value	$ 8.19
Shares authorized	Unlimited
Par value	$0.001
Class W
Net assets	$ 195,465
Shares outstanding	23,787
Net asset value	$ 8.22
Shares authorized	Unlimited
Par value	$0.001
See notes to consolidated financial statements.
Consolidated Financial Statements

Consolidated Statement of Operations
Year Ended December 31, 2025

BlackRock HPS Credit Strategies Fund
INVESTMENT INCOME
Dividends — unaffiliated	$427,371
Dividends — affiliated	1,158,615
Interest — unaffiliated	51,854,872
Payment-in-kind interest — unaffiliated	6,059,143
Other income — unaffiliated	1,400,557
Foreign taxes withheld	(2,641)
Total investment income	60,897,917
EXPENSES
Investment advisory	6,245,332
Service and distribution — class specific	1,163,291
Transfer agent — class specific	556,046
Professional	482,451
Custodian	181,239
Trustees and Officer	163,431
Accounting services	105,150
Registration	103,902
Printing and postage	86,603
Offering	83,184
Recoupment of past waived and/or reimbursed fees — class specific	12,821
Miscellaneous	186,996
Total expenses excluding interest expense	9,370,446
Interest expense and fees — unaffiliated	2,768,183
Total expenses	12,138,629
Less:
Fees waived and/or reimbursed by the Manager	(550,570)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(30,007)
Total expenses after fees waived and/or reimbursed	11,558,052
Net investment income	49,339,865
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(24,941,781)
Investments — affiliated	(46,295)
Forward foreign currency exchange contracts	(4,171,254)
Foreign currency transactions	1,464,759
Futures contracts	514,733
Options written	544,319
Payment by affiliate	9,490
Swaps	967,392
(25,658,637)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(a)	8,431,906
Investments — affiliated	329,588
Forward foreign currency exchange contracts	(702,220)
Foreign currency translations	18,842
Futures contracts	(1,094,413)
Options written	(257,651)
Swaps	1,635,528
Unfunded floating rate loan interests	(610,119)
7,751,461
Net realized and unrealized loss	(17,907,176)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$31,432,689
(a) Net of increase in deferred foreign capital gain tax of	$(7,018)
See notes to consolidated financial statements.

2025 BlackRock Annual Report to Shareholders

Statement of Changes in Net Assets

	BlackRock HPS Credit Strategies Fund
	Year Ended 12/31/25(a)	Year Ended 12/31/24

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$49,339,865	$50,666,326
Net realized loss	(25,658,637)	(2,836,896)
Net change in unrealized appreciation (depreciation)	7,751,461	(6,656,436)
Net increase in net assets resulting from operations	31,432,689	41,172,994
DISTRIBUTIONS TO SHAREHOLDERS(b)
Institutional	(39,070,075)	(38,557,760)
Class A	(8,638,427)	(9,133,532)
Class J	(40,917)	(6,794)
Class U	(3,992,391)	(4,139,338)
Class W	(16,306)	(18,311)
Decrease in net assets resulting from distributions to shareholders	(51,758,116)	(51,855,735)
CAPITAL SHARE TRANSACTIONS
Shares sold and issued	114,132,985	219,162,300
Reinvestment of distributions	12,772,693	14,491,229
Shares redeemed	(151,217,648)	(78,363,818)
Net increase (decrease) in net assets derived from capital share transactions	(24,311,970)	155,289,711
NET ASSETS
Total increase (decrease) in net assets	(44,637,397)	144,606,970
Beginning of year	606,317,873	461,710,903
End of year	$561,680,476	$606,317,873

(a)	Consolidated Statements of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to consolidated financial statements.
Financial Statements

Consolidated Statement of Cash Flows
Year Ended December 31, 2025

BlackRock HPS Credit Strategies Fund
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$31,432,689
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	578,798,370
Purchases of long-term investments	(504,102,181)
Net purchases of short-term securities	(11,357,236)
Amortization of premium and accretion of discount on investments and other fees	(3,844,695)
Paid-in-kind income	(6,059,143)
Premiums paid on closing options written	(36,980)
Premiums received from options written	135,460
Net realized loss on investments and options written	24,580,843
Net unrealized (appreciation) depreciation on investments, options written, swaps, forwards, foreign currency translations and unfunded floating rate loan interests	(7,209,122)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	155,710
Dividends — unaffiliated	(36,028)
From the Manager	(20,459)
Interest — unaffiliated	1,302,609
Variation margin on futures contracts	173,563
Swap premiums paid	12,300
Prepaid expenses	202,221
Other assets	101,352
Deferred offering costs.	83,184
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(5,282)
Custodian fees	1,655
Deferred foreign capital gain tax	7,018
Interest expense and fees	(18,195)
Investment advisory fees	(543,944)
Trustees’ and Officer’s fees	(191)
Recoupment of past waived fees	12,821
Other accrued expenses	24,080
Professional fees	(1,411)
Service and distribution fees	(12,382)
Transfer agent fees	2,769
Variation margin on futures contracts	(57,600)
Variation margin on centrally cleared swaps	(15,291)
Swap premiums received	(21,388)
Net cash provided by operating activities	103,685,116
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(39,167,670)
Payments for offering costs	(28,769)
Payments for bank borrowings	(153,500,000)
Net payments on redemption of capital shares	(151,165,988)
Proceeds from bank borrowings	123,500,000
Proceeds from issuance of capital shares	114,302,409
Net cash used for financing activities	(106,060,018)
CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	896

2025 BlackRock Annual Report to Shareholders

Consolidated Statement of Cash Flows  (continued)
Year Ended December 31, 2025
BlackRock HPS Credit Strategies Fund
CASH AND FOREIGN CURRENCY
Net decrease in restricted and unrestricted cash and foreign currency	$(2,374,006)
Restricted and unrestricted cash and foreign currency at beginning of year	4,448,337
Restricted and unrestricted cash and foreign currency at end of year	$2,074,331
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$2,786,378
NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$12,772,693
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
Cash	$824,361
Cash pledged
Futures contracts	87,000
Centrally cleared swaps	612,000
Foreign currency at value	550,970
$2,074,331
See notes to consolidated financial statements.
Consolidated Financial Statements

Financial Highlights
(For a share outstanding throughout each period)

	BlackRock HPS Credit Strategies Fund
	Institutional
	Year Ended 12/31/25(a)	Year Ended 12/31/24	Year Ended 12/31/23(a)	Year Ended 12/31/22(a)	Year Ended 12/31/21

Net asset value, beginning of year	$8.47	$8.63	$8.48	$9.96	$10.41
Net investment income(b)	0.71	0.81	0.88	0.63	0.55
Net realized and unrealized gain (loss)	(0.25)	(0.14)	0.13	(1.43)	(0.28)
Net increase (decrease) from investment operations	0.46	0.67	1.01	(0.80)	0.27
Distributions(c)
From net investment income	(0.75)	(0.83)	(0.86)	(0.68)	(0.67)
From net realized gain	—	—	—	—	(0.05)
Return of capital	—	—	(0.00)(d)	—	—
Total distributions	(0.75)	(0.83)	(0.86)	(0.68)	(0.72)
Net asset value, end of year	$8.18	$8.47	$8.63	$8.48	$9.96
Total Return(e)
Based on net asset value	5.62%	8.06%	12.36%	(8.17)%	2.58%
Ratios to Average Net Assets(f)
Total expenses(g)	1.87%	1.72%	2.00%	2.20%(h)	2.12%
Total expenses after fees waived and/or reimbursed	1.77%	1.71%	1.99%	2.19%(h)	2.11%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees and/or offering costs	1.29%	1.35%	1.36%	1.57%(h)	1.66%
Net investment income	8.54%	9.48%	10.15%	7.09%	5.30%
Supplemental Data
Net assets, end of year (000)	$423,034	$445,710	$321,744	$293,515	$285,729
Borrowings outstanding, end of year (000)	$20,000	$50,000	$7,450	$55,850	$73,250
Asset coverage, end of year per $1,000 of bank borrowings	$29,084	$13,126	$62,975	$8,699	$6,846
Portfolio turnover rate	84%	45%(i)	35%	55%	55%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)
Where applicable, assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended 12/31/25(a)	Year Ended 12/31/24	Year Ended 12/31/23(a)	Year Ended 12/31/22(a)	Year Ended 12/31/21

Expense ratios	1.87%	N/A	N/A	2.13%	1.93%

(h)
Includes non-recurring expenses of offering costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense and fees would have been 2.18%, 2.18% and 1.55%, respectively.

(i)	Portfolio turnover rate is representative of the Fund for the entire year.
See notes to consolidated financial statements.

2025 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BlackRock HPS Credit Strategies Fund (continued)
	Class A
	Year Ended 12/31/25(a)	Year Ended 12/31/24	Year Ended 12/31/23(a)	Year Ended 12/31/22(a)	Year Ended 12/31/21

Net asset value, beginning of year	$8.50	$8.65	$8.50	$9.97	$10.42
Net investment income(b)	0.66	0.76	0.82	0.57	0.47
Net realized and unrealized gain (loss)	(0.25)	(0.14)	0.13	(1.44)	(0.28)
Net increase (decrease) from investment operations	0.41	0.62	0.95	(0.87)	0.19
Distributions(c)
From net investment income	(0.69)	(0.77)	(0.80)	(0.60)	(0.59)
From net realized gain	—	—	—	—	(0.05)
Return of capital	—	—	(0.00)(d)	—	—
Total distributions	(0.69)	(0.77)	(0.80)	(0.60)	(0.64)
Net asset value, end of year	$8.22	$8.50	$8.65	$8.50	$9.97
Total Return(e)
Based on net asset value	4.93%	7.44%	11.53%	(8.87)%	1.82%
Ratios to Average Net Assets(f)
Total expenses(g)	2.54%	2.40%	2.71%	2.87%(h)	2.84%
Total expenses after fees waived and/or reimbursed	2.45%	2.40%	2.70%	2.87%(h)	2.82%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees and/or offering costs	1.97%	2.03%	2.06%	2.25%(h)	2.39%
Net investment income	7.86%	8.79%	9.45%	6.34%	4.57%
Supplemental Data
Net assets, end of year (000)	$88,750	$112,309	$95,592	$97,062	$116,182
Borrowings outstanding, end of year (000)	$20,000	$50,000	$7,450	$55,850	$73,250
Asset coverage, end of year per $1,000 of bank borrowings	$29,084	$13,126	$62,975	$8,699	$6,846
Portfolio turnover rate	84%	45%(i)	35%	55%	55%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)
Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended 12/31/25(a)	Year Ended 12/31/24	Year Ended 12/31/23(a)	Year Ended 12/31/22(a)	Year Ended 12/31/21

Expense ratios	N/A	N/A	N/A	2.80%	2.65%

(h)
Includes non-recurring expenses of offering costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense and fees would have been 2.85%, 2.85% and 2.23%, respectively.

(i)	Portfolio turnover rate is representative of the Fund for the entire year.
See notes to consolidated financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BlackRock HPS Credit Strategies Fund (continued)
	Class J
	Year Ended 12/31/25(a)	Period from 11/19/24(b) to 12/31/24

Net asset value, beginning of period	$8.48	$8.63
Net investment income(c)	0.68	0.08
Net realized and unrealized loss	(0.25)	(0.11)
Net increase (decrease) from investment operations	0.43	(0.03)
Distributions from net investment income(d)	(0.71)	(0.12)
Net asset value, end of period	$8.20	$8.48
Total Return(e)
Based on net asset value	5.20%	(0.40)%(f)
Ratios to Average Net Assets(g)
Total expenses	2.27%	2.71%(h)(i)
Total expenses after fees waived and/or reimbursed	2.17%	2.70%(i)
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees and/or offering costs	1.69%	2.07%(i)
Net investment income	8.13%	7.85%
Supplemental Data
Net assets, end of period (000)	$475	$491
Borrowings outstanding, end of period (000)	$20,000	$50,000
Asset coverage, end of period per $1,000 of bank borrowings	$29,084	$13,126
Portfolio turnover rate	84%	45%(j)

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)
Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)
Includes non-recurring expenses of offering costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense and fees would have been 2.69%, 2.68% and 2.05%, respectively.

(i)	Annualized.
(j)	Portfolio turnover rate is representative of the Fund for the entire year.
See notes to consolidated financial statements.

2025 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BlackRock HPS Credit Strategies Fund (continued)
	Class U
	Year Ended 12/31/25(a)	Year Ended 12/31/24	Year Ended 12/31/23(a)	Year Ended 12/31/22(a)	Period from 07/12/21(b) to 12/31/21

Net asset value, beginning of period	$8.48	$8.64	$8.50	$9.97	$10.51
Net investment income(c)	0.65	0.75	0.81	0.58	0.20
Net realized and unrealized gain (loss)	(0.25)	(0.14)	0.13	(1.45)	(0.38)
Net increase (decrease) from investment operations	0.40	0.61	0.94	(0.87)	(0.18)
Distributions(d)
From net investment income	(0.69)	(0.77)	(0.80)	(0.60)	(0.31)
From net realized gain	—	—	—	—	(0.05)
Return of capital	—	—	(0.00)(e)	—	—
Total distributions	(0.69)	(0.77)	(0.80)	(0.60)	(0.36)
Net asset value, end of period	$8.19	$8.48	$8.64	$8.50	$9.97
Total Return(f)
Based on net asset value	4.82%	7.33%	11.41%	(8.87)%	(1.74)%(g)
Ratios to Average Net Assets(h)
Total expenses(i)	2.65%	2.46%	2.81%	2.88%(j)	2.80%(k)
Total expenses after fees waived and/or reimbursed	2.54%	2.45%	2.80%	2.88%(j)	2.80%(k)
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees and/or offering costs	2.06%	2.09%	2.17%	2.24%(j)	2.47%(k)
Net investment income	7.76%	8.75%	9.34%	6.54%	4.23%(k)
Supplemental Data
Net assets, end of period (000)	$49,226	$47,606	$44,169	$39,203	$26,076
Borrowings outstanding, end of period (000)	$20,000	$50,000	$7,450	$55,850	$73,250
Asset coverage, end of period per $1,000 of bank borrowings	$29,084	$13,126	$62,975	$8,699	$6,846
Portfolio turnover rate	84%	45%(l)	35%	55%	55%(l)

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)
Where applicable, assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended 12/31/25(a)	Year Ended 12/31/24	Year Ended 12/31/23(a)	Year Ended 12/31/22(a)	Period from 07/12/21(b) to 12/31/21

Expense ratios	2.65%	N/A	N/A	2.82%	2.54%

(j)
Includes non-recurring expenses of offering costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense and fees would have been 2.87%, 2.86% and 2.23%, respectively.

(k)	Annualized.
(l)	Portfolio turnover rate is representative of the Fund for the entire year.
See notes to consolidated financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BlackRock HPS Credit Strategies Fund (continued)
	Class W
	Year Ended 12/31/25(a)	Year Ended 12/31/24	Year Ended 12/31/23(a)	Year Ended 12/31/22(a)	Period from 07/12/21(b) to 12/31/21

Net asset value, beginning of period	$8.50	$8.65	$8.50	$9.97	$10.51
Net investment income(c)	0.66	0.76	0.82	0.57	0.22
Net realized and unrealized gain (loss)	(0.25)	(0.14)	0.13	(1.44)	(0.40)
Net increase (decrease) from investment operations	0.41	0.62	0.95	(0.87)	(0.18)
Distributions(d)
From net investment income	(0.69)	(0.77)	(0.80)	(0.60)	(0.31)
From net realized gain	—	—	—	—	(0.05)
Return of capital	—	—	(0.00)(e)	—	—
Total distributions	(0.69)	(0.77)	(0.80)	(0.60)	(0.36)
Net asset value, end of period	$8.22	$8.50	$8.65	$8.50	$9.97
Total Return(f)
Based on net asset value	4.93%	7.44%	11.53%	(8.87)%	(1.74)%(g)
Ratios to Average Net Assets(h)
Total expenses(i)	2.53%	2.38%	2.69%	2.87%(j)	2.70%(k)
Total expenses after fees waived and/or reimbursed	2.43%	2.37%	2.69%	2.87%(j)	2.70%(k)
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees and/or offering costs	1.95%	2.02%	2.05%	2.25%(j)	2.45%(k)
Net investment income	7.87%	8.83%	9.44%	6.35%	4.64%(k)
Supplemental Data
Net assets, end of period (000)	$195	$202	$206	$202	$237
Borrowings outstanding, end of period (000)	$20,000	$50,000	$7,450	$55,850	$73,250
Asset coverage, end of period per $1,000 of bank borrowings	$29,084	$13,126	$62,975	$8,699	$6,846
Portfolio turnover rate	84%	45%(l)	35%	55%	55%(l)

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)
Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended 12/31/25(a)	Year Ended 12/31/24	Year Ended 12/31/23(a)	Year Ended 12/31/22(a)	Period from 07/12/21(b) to 12/31/21

Expense ratios	N/A	N/A	N/A	2.80%	2.37%

(j)
Includes non-recurring expenses of offering costs. Without these costs, total expense, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense and fees would have been 2.86, 2.85% and 2.24%, respectively.

(k)	Annualized.
(l)	Portfolio turnover rate is representative of the Fund for the entire year.
See notes to consolidated financial statements.

2025 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements

1.
ORGANIZATION
BlackRock HPS Credit Strategies Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a diversified, closed-end management investment company that has elected to operate as an interval fund. The Fund is organized as a Delaware statutory trust. The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value (“NAV”), reduced by any applicable repurchase fee. The Fund determines and makes available for publication the NAV of its shares on a daily basis. The Fund’s shares are offered for sale daily through its Distributor (defined below) at the then-current NAV plus any applicable sales load. The price of the shares during the Fund’s continuous offering will fluctuate over time with the NAV of the shares. The sales load payable by each investor depends upon the amount invested in each share class by the investor in the Fund but may range from 0.00% to 3.50%.
The Fund offers five classes of shares designated as Institutional Shares, Class A Shares, Class J Shares, Class U Shares and Class W Shares. Each class of shares have identical voting, dividend, liquidation and other rights and will be subject to the same terms and conditions, except that Class A, Class U and Class W Shares bear expenses related to the shareholder servicing and distribution of such shares.
On October 1, 2025, the Board of Trustees of the Fund (the “Board”) approved a change in the name of the Fund to BlackRock HPS Credit Strategies Fund and certain changes to the Fund’s investment objective and investment strategies. These changes were effective on December 1, 2025.
The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of CREDX Subsidiary, LLC (the “Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of the Fund. The Taxable Subsidiary enables the Fund to hold investments that may produce non-qualifying income for tax purposes and satisfy regulated investment company tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for the Fund. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for the Fund. The Fund may invest up to 25% of its total assets in the Taxable Subsidiary. The net assets of the Taxable Subsidiary as of period end were $25,994 which is less than 0.1% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.
2.
SIGNIFICANT ACCOUNTING POLICIES
The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value.  Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.  Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.  Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized daily on an accrual basis.  Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.  For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.
Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. The Fund has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for U.S. federal income tax purposes.
Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2025, if any, are disclosed in the Consolidated Statement of Assets and Liabilities.
The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Consolidated Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Cash: The Fund may maintain cash at its custodian which, at times may exceed United States federally insured limits. The Fund may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Consolidated Statement of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:  Distributions from net investment income are declared daily and paid monthly.  Distributions of capital gains are recorded on the ex-dividend dates and made at least annually.  The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Fund (the “Board”), the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Consolidated Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Consolidated Statement of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.
Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.
Other:  Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
Segment Reporting: The Chief Financial Officer acts as the Fund’s Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to the Fund. The CODM has concluded that the Fund operates as a single operating segment since the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Fund’s financial statements.
Recent Accounting Standard: The Fund adopted Financial Accounting Standards Board Update 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures (“ASU 2023-09”) during the period. ASU 2023-09 enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. The Fund’s adoption of the new standard did not have a material impact on financial statement disclosures and did not affect the Fund’s financial position or results of operations.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:  The Fund’ s investments are valued at fair value (also referred to as “market value” within the  financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

2025 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:
•Equity investments (except ETF options, equity index options or those that are customized) traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last trade or last available bid (long positions) or ask (short positions) price.
•Fixed-income investments and certain derivative instruments for which market quotations are readily available are generally valued using the last available bid price provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by a fund. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.
•Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last trade or last available bid (long positions) or ask (short positions) price.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
•Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
•Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.
•Interest rate, credit default, inflation and currency swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate market data and discounted cash flows. Total return and equity swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using models that incorporate market trades and fair value of the underlying reference instruments.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs:
(i) recent market transactions, including secondary market transactions, merger or acquisition activity and subsequent rounds of financing in the underlying investment or comparable issuers
(ii) recapitalizations and other transactions across the capital structure
(iii) market or relevant indices multiples of comparable issuers
(iv) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks
(v) quoted prices for similar investments or assets in active markets
(vi) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

(vii) audited or unaudited financial statements, investor communications and Private Company financial or operational metrics
(viii) relevant market news and other public sources.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing a market approach to determine the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
Private Companies are not subject to public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Certain information made available by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges that the Fund has the ability to access for identical assets or liabilities;
•Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
•Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors.  The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.
SECURITIES AND OTHER INVESTMENTS
Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.
For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.
Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.
Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

2025 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.
Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.
Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.
Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the Secured Overnight Financing Rate (“SOFR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.
When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.
Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.
In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:
Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
BlackRock HPS Credit Strategies Fund	1475 Holdings LLC	$21,429	$ 21,139	$21,429	$ 290
	Alcami Corp.	7,479	7,479	7,479	—
	Alphasense, Inc.	833,333	833,333	830,339	(2,994)
	Applause App Quality, Inc.	6,465	6,366	6,439	73
	Appriss Health LLC	94,478	94,478	94,478	—
	Aras Corp.	950,037	950,037	950,037	—
	Arcfield Acquisition Corp.	563,428	560,611	560,611	—
	Archway Technology Partners, LLC	752,266	744,744	752,266	7,522
	Arrow Purchaser, Inc.	51,169	51,113	51,067	(46)
	Birdie Bidco, Inc.	447,168	444,932	444,932	—
	Birdie Bidco, Inc.	809,229	807,206	805,172	(2,034)
	Bullhorn, Inc.	242,112	241,718	233,638	(8,080)
	Bullhorn, Inc.	50,343	50,270	49,840	(430)
	Bynder Holding BV	1,215	1,215	1,215	—
	Bynder Holding BV	4,410	4,410	4,410	—
	CBI-Gator Acquisition LLC	14,788	14,748	14,019	(729)
	Chronicle Bidco, Inc.	1,487,500	1,480,063	1,488,988	8,925
	Chronicle Bidco, Inc.	540,123	534,722	540,123	5,401
	CivicPlus LLC	136,795	136,795	135,797	(998)
	Clever Devices Ltd.	516,578	516,578	509,346	(7,232)
	Compsych Investments Corp.	946,970	944,602	956,439	11,837
	DNAnexus, Inc.	70,000	69,300	69,860	560
	Docupace Technologies LLC	179,447	177,348	176,935	(413)
	Docupace Technologies LLC	394,784	394,784	389,257	(5,527)
	Doughlas Holdings, Inc.	67,975	67,975	67,024	(951)
	Emburse, Inc.	657,895	657,072	669,079	12,007
	Emburse, Inc.	657,895	656,250	657,895	1,645
	Emerald Technologies U.S. Acquisitionco, Inc.	684	660	419	(241)
	Empower Payments Investor, LLC	1,487,858	1,480,418	1,472,979	(7,439)
	ESO Solutions, Inc.	30,368	30,368	30,277	(91)
	Express Wash Acquisition Co. LLC	277,769	274,992	259,714	(15,278)
	Firstup, Inc.	386,200	386,200	383,883	(2,317)
	Foreside Financial	101,695	101,695	101,695	—
	Foreside Financial	2,480,349	2,480,349	2,480,349	—
	Fusion Holding Corp.	8,491	8,491	8,153	(338)
	G-3 Apollo Acquisition Corp.	14,286	14,286	14,271	(15)
	G-3 Apollo Acquisition Corp.	12,857	12,857	12,844	(13)
	GC Champion Acquisition LLC	1,344,481	1,331,163	1,334,082	2,919
	HIG Operations Holdings, Inc.	684,639	684,639	684,639	—
	Honey Intermediate, Inc.	11,765	11,632	11,576	(56)
	HSI Halo Acquisition, Inc.	206,422	205,390	206,422	1,032
	HSI Halo Acquisition, Inc.	275,229	272,477	275,229	2,752
	Huckabee Acquisition LLC	9,677	9,677	9,677	—
	Huckabee Acquisition LLC	16,129	16,129	16,129	—
	Integratecom, Inc.	3,239	3,239	3,066	(173)
	Integrity Marketing Acquisition LLC	209,276	209,276	207,653	(1,623)
	Intercept Bidco, Inc.	555,556	547,316	548,889	1,573
	Intercept Bidco, Inc.	833,333	825,000	823,333	(1,667)
	IT Parent LLC	71,724	71,539	71,724	185
	IvyRehab Intermediate II LLC	3,420,200	3,376,702	3,400,119	23,417
	James Perse Enterprises, Inc.	193,333	193,333	193,333	—
	Kaman Corp.	2,750	2,747	2,759	12
	Kid Distro Holdings LLC	301,347	300,571	298,582	(1,989)
	Ligado Networks LLC	3,881,589	3,881,589	3,144,086	(737,503)
	Lighthouse Parent Holdings, Inc.	18,077	18,077	17,968	(109)

2025 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
BlackRock HPS Credit Strategies Fund (continued)	Lighthouse Parent Holdings, Inc.	$11,538	$ 11,394	$11,469	$ 75
	LJ Avalon Holdings LLC	148,193	147,232	148,193	961
	LJ Avalon Holdings LLC	390,871	387,292	392,434	5,142
	LogicMonitor, Inc.	10,150	10,023	10,028	5
	LogicMonitor, Inc.	59,525	58,781	58,811	30
	Lucky U.S. Buyerco LLC	1,023	1,023	1,007	(16)
	Madison Logic Holdings, Inc.	3,349	3,349	2,917	(432)
	MRO Parent Corp.	370,370	367,593	368,148	555
	MRO Parent Corp.	370,370	364,815	368,148	3,333
	MRP Buyer LLC	66,532	65,323	65,930	607
	Nxgen Buyer, Inc.	84,110	84,110	83,942	(168)
	Oak Funding LLC	593,655	590,687	587,719	(2,968)
	Oak Purchaser, Inc.	268,642	265,956	268,642	2,686
	Peninsula Pacific Entertainment LLC	279,819	280,563	280,519	(44)
	Pluralsight, Inc.	279,766	279,766	279,766	—
	Pluralsight, Inc.	105,609	105,609	105,609	—
	PMA Parent Holdings LLC	12,500	12,500	12,397	(103)
	Pueblo Mechanical and Controls LLC	117,500	117,500	116,367	(1,133)
	Raven Acquisition Holdings LLC	96,830	96,906	97,102	196
	RBS Buyer, Inc.	600,000	592,500	600,000	7,500
	RBS Buyer, Inc.	360,000	355,500	363,600	8,100
	Saber Parent Holdings Corp.	680,588	678,886	677,185	(1,701)
	Saber Parent Holdings Corp.	373,686	371,817	371,817	—
	Serrano Parent LLC	9,000	9,000	8,460	(540)
	Skydio, Inc.	25,000	24,750	24,775	25
	Smarsh, Inc.	190,476	188,571	188,057	(514)
	Smarsh, Inc.	58,413	58,413	57,671	(742)
	Sparkstone Electrical Group	7,397	7,286	6,021	(1,265)
	Sparkstone Electrical Group	22,414	22,078	18,245	(3,833)
	Spartan Bidco Pty. Ltd.	151,749	151,749	151,448	(301)
	Stonebridge Cos. LLC	928,618	928,618	932,333	3,715
	Stonebridge Cos. LLC	619,079	619,079	619,079	—
	Streamland Media Midco LLC	1,153	1,153	1,153	—
	Supergoop LLC	64,439	64,183	61,483	(2,700)
	Thunder Purchaser, Inc.	204,439	204,439	203,458	(981)
	Thunder Purchaser, Inc.	231,285	231,285	229,529	(1,756)
	Titan Home Improvement LLC	697,674	690,698	704,651	13,953
	Titan Home Improvement LLC	581,395	572,788	581,395	8,607
	Trading Tech International, Inc.	668,284	667,449	667,401	(48)
	Vensure Employer Services, Inc.	1,523	1,515	1,501	(14)
	Wealth Enhancement Group LLC	282,352	282,352	281,078	(1,274)
	Wharf Street Ratings Acquisition LLC	236,250	233,888	234,597	709
	Wharf Street Ratings Acquisition LLC	236,250	233,888	234,597	709
	Zilliant, Inc.	66,667	66,667	50,267	(16,400)
					$ (698,161)
Forward Commitments, When-Issued and Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions. These types of securities may be considered unfunded and may obligate the Fund to make future cash payments. An unfunded commitment is marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations.
5.
DERIVATIVE FINANCIAL INSTRUMENTS
The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities.
Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.
The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Consolidated Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Consolidated Statement of Assets and Liabilities. The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.
Options: The Fund may purchase and write call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.
A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Consolidated Statement of Assets and Liabilities.
In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.
Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).
For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of  Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement  of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.
In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to

2025 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of  Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Consolidated Statement of Operations, including those at termination.
•Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).
The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.
Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund.  Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has  delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.
6.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: The Fund entered into an Investment Advisory Agreement with the  Manager, the Fund’s investment adviser and an indirect, majority-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.
For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 1.00% of the average daily value of the Fund’s managed assets.  For purposes of calculating this fee,“managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Taxable Subsidiary.
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

The Manager entered into sub-advisory agreements with BlackRock Capital Investment Advisors, LLC (“BCIA”), BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager. The Manager pays BCIA, BIL and BSL for services they provide for that portion of the Fund for which BCIA, BIL and BSL, respectively, acts as sub-adviser a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.
Service and Distribution Fees: The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with BlackRock Investments, LLC (the “Distributor”), an affiliate of the Manager, to provide for distribution of the common shares. The Distribution Agreement provides that the Distributor will sell, and will appoint financial intermediaries to sell, common shares on behalf of the Fund on a reasonable efforts basis. The Fund has adopted a distribution and servicing plan (the “Distribution and Servicing Plan”) with respect to certain classes of the common shares and in doing so has voluntarily complied with Rule 12b-1 under the 1940 Act, as if the Fund were an open-end investment company, and will be subject to an ongoing distribution fee and shareholder servicing fee (together, the “Distribution and Servicing Fee”) in respect of the classes of common shares paying such Distribution and Servicing Fee. The maximum annual rates at which the Distribution and Servicing Fees may be paid under the Distribution and Servicing Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the classes of common shares paying such Distribution and Servicing Fee) is 0.75% for Class A Shares, Class W Shares and Class U Shares and 0.50% for Class J Shares. 0.25% of such fee is a shareholder service fee and the remaining portion is a distribution fee. Institutional Shares are not subject to a distribution fee or shareholder servicing fee.
For the year ended December 31, 2025, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:
	Class A	Class J	Class U	Class W	Total
Service and distribution fees — class specific	$ 793,884	$ 2,424	$ 365,486	$ 1,497	$ 1,163,291
Transfer Agent:  Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.  For the year ended December 31, 2025, the Fund did not pay any amounts to affiliates in return for these services.
For the year ended December 31, 2025, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:
	Institutional	Class A	Class J	Class U	Class W	Total
Transfer agent fees — class specific	$ 465,423	$ 23,661	$ 58	$ 66,874	$ 30	$ 556,046
Other Fees:  For the year ended December 31, 2025, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Class A Shares for a total of $16.
For the year ended December 31, 2025, affiliates received CDSCs of $53,810 for Class A Shares.
Expense Limitations, Waivers, Reimbursements, and Recoupments:  Effective December 1, 2025, the Manager contractually agreed to waive the Fund’s investment advisory fees through June 30, 2026. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. This amount waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December  31, 2025, the amount waived was $498,470.
With respect to the Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2027.  The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund.  The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver.  This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated  Statement of Operations. For the year ended December 31, 2025, the amount waived was $15,714.
The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’ s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2027. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Fund’s Independent Trustees. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2025, the Manager waived $15,927 in investment advisory fees pursuant to these arrangements.
The Manager contractually agreed to waive and/or reimburse certain operating and other expenses of the Fund in order to limit certain expenses to 0.50% of the Fund’s average daily value of the net assets of each share class (“expense limitation”). Expenses excluded from the expense limitation are limited to the investment advisory fee, service and distribution fees, interest expense, portfolio transaction and other investment-related costs (including acquired fund fees and expenses, commitment fees on leverage, prime broker fees and dividend expense) and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2027. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2025, the Manager waived $20,459 pursuant to this arrangement.
In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed by the Administrator – class specific in the Consolidated Statement of Operations. For the year ended December 31, 2025, class specific expense waivers and/or reimbursements were as follows:
	Institutional	Class A	Class J	Class U	Total
Transfer agent fees waived and/or reimbursed by the Manager — class specific	$ 25,903	$ 58	$ 15	$ 4,031	$ 30,007

2025 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:
(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and
(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.
This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective February 28, 2026, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.
For the year ended December 31, 2025, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Fund:
Fund Name	Institutional	Class U
BlackRock HPS Credit Strategies Fund	$ 11,873	948
As of December 31, 2025, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement were as follows:
Expiring
Fund Name/Fund Level/Share Class	02/28/26
BlackRock HPS Credit Strategies Fund
Fund Level	$ 20,459
Institutional	25,903
Class A	58
Class J	15
Class U	4,031
Trustees and Officers:  Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statement of Operations.
Other Transactions: During the year ended December 31, 2025, the Fund received a reimbursement of $9,490 from an affiliate, which is included in payment by affiliate in the Statements of Operations, related to an operating event.
7.
 PURCHASES AND SALES
For the year ended December 31, 2025, purchases and sales of investments, including paydowns/payups, and excluding short-term securities, were $531,417,482 and $582,809,064, respectively.
8.
INCOME TAX INFORMATION
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiary.
The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’ s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Fund’s NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to nondeductible expenses were reclassified to the following accounts:
Fund Name	Paid-in Capital	Accumulated Earnings (Loss)
BlackRock HPS Credit Strategies Fund	$ (83,184)	$ 83,184
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

The tax character of distributions paid was as follows:
Fund Name	Year Ended 12/31/25	Year Ended 12/31/24
BlackRock HPS Credit Strategies Fund
Ordinary income	$ 51,758,116	$ 51,855,735
As of December 31, 2025, the tax components of accumulated earnings (loss) were as follows:
Fund Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Ordinary Losses(c)	Total
BlackRock HPS Credit Strategies Fund	$ (83,396,056)	$ (19,300,102)	$ (270,500)	$ (102,966,658)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the accrual of income on securities in default, the timing and recognition of partnership income, the accounting for swap agreements, amortization methods for premiums on fixed income securities and the classification of investments.

(c)	The Fund has elected to defer these qualified late-year losses and recognize such losses in the next taxable year.
As of December 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlackRock HPS Credit Strategies Fund	$ 623,431,928	$ 5,030,146	$ (23,765,143)	$ (18,734,997)
9.
BANK BORROWINGS
The Fund has entered into a credit agreement with Société Générale (the “Lender”) that established a revolving credit facility with a commitment of $200 million (the "the Facility"). The Facility may be increased to a maximum of $450 million. The Facility has the following terms: an unused commitment fee of 0.25% per annum when amounts borrowed is greater than $100 million or 0.30% per annum when amounts borrowed is less than $100 million and interest at a rate equal to Daily Simple SOFR on the date the loan is made plus 1.75% per annum on amounts borrowed. The agreement expires on September 30, 2026 unless extended or renewed. The Fund’s borrowings, if any, are secured by eligible securities held in its portfolio of investments. During the period, the Fund paid the commitment fee based on the daily unused portion of the Facility and an extension fee. The fees associated with the agreement are included in the Consolidated Statement of Operations as interest expense and fees, if any. Advances to the Fund as of period end, if any, are shown in the Consolidated Statement of Assets and Liabilities as bank borrowings. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value. For the year ended December 31, 2025, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:
Fund Name	Maximum Amount Borrowed	Average Amount Outstanding	Daily Weighted Average Interest Rate
BlackRock HPS Credit Strategies Fund	$ 67,500,000	$ 34,117,808	6.14%
10.
PRINCIPAL RISKS
In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’ s prospectus provides details of the risks to which the Fund is subject.
Illiquidity Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

2025 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may  experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Consolidated Schedule of Investments.
The Fund invests a significant portion of its assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.
The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Fund’s performance.
The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.
11.
 CAPITAL SHARE TRANSACTIONS
The Fund is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares.  The par value for the Fund’s Common Shares is $0.001.
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

Transactions in capital shares for each class were as follows:
	Year Ended 12/31/25		Year Ended 12/31/24
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
BlackRock HPS Credit Strategies Fund
Institutional
Shares sold	11,434,104	$ 95,625,130	21,156,045	$ 181,764,460
Reinvestment of distributions	650,755	5,431,689	674,700	5,778,817
Shares redeemed	(12,991,306)	(108,544,939)	(6,510,122)	(55,737,987)
	(906,447)	$ (7,488,120)	15,320,623	$ 131,805,290
Class A
Shares sold	1,336,578	$ 11,226,614	2,922,603	$ 25,157,316
Reinvestment of distributions	618,953	5,184,173	732,355	6,292,600
Shares redeemed	(4,371,108)	(36,548,405)	(1,485,768)	(12,782,087)
	(2,415,577)	$ (20,137,618)	2,169,190	$ 18,667,829
Class J(a)
Shares sold	—	$ —	57,937	$ 500,000
Class U
Shares sold	870,986	$ 7,281,241	1,369,167	$ 11,740,524
Reinvestment of distributions	258,222	2,156,831	282,007	2,419,812
Shares redeemed	(732,840)	(6,124,304)	(1,147,522)	(9,843,744)
	396,368	$ 3,313,768	503,652	$ 4,316,592
	(2,925,656)	$ (24,311,970)	18,051,402	$ 155,289,711

(a)	The share class commenced operation on November 19, 2024.
The Fund will make offers to purchase between 5% and 25% of its outstanding shares at approximate 3 month intervals.
Repurchase offer results for the periods shown were as follows:
	Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
Institutional	01/08/25	02/07/25	3,273,284	6.04%	3,273,284	6.04%	$ 8.45	$ 27,659,253
Class A	01/08/25	02/07/25	361,019	2.67	361,019	2.67	8.47	3,057,829
Class J	01/08/25	02/07/25	—	—	—	—	—	—
Class U	01/08/25	02/07/25	140,613	2.45	140,613	2.45	8.46	1,189,587
Class W	01/08/25	02/07/25	—	—	—	—	—	—
Institutional	04/08/25	05/08/25	3,014,274	5.56	3,014,274	5.56	8.30	25,018,471
Class A	04/08/25	05/08/25	1,021,896	7.49	1,025,315	7.49	8.33	8,540,981
Class J	04/08/25	05/08/25	—	—	—	—	—	—
Class U	04/08/25	05/08/25	200,873	3.38	200,873	3.38	8.31	1,669,257
Class W	04/08/25	05/08/25	—	—	—	—	—	—
Institutional	07/08/25	08/07/25	3,976,856	7.38	3,976,856	7.38	8.35	33,206,745
Class A	07/08/25	08/07/25	867,663	6.68	869,396	6.68	8.38	7,286,192
Class J	07/08/25	08/07/25	—	—	—	—	—	—
Class U	07/08/25	08/07/25	234,915	3.87	234,915	3.87	8.36	1,963,890
Class W	07/08/25	08/07/25	—	—	—	—	—	—
Institutional	10/07/25	11/06/25	4,300,413	8.17	2,726,892	5.18	8.31	22,660,470
Class A	10/07/25	11/06/25	3,336,031	26.29	2,115,378	16.67	8.35	17,663,403
Class J	10/07/25	11/06/25	—	—	—	—	—	—
Class U	10/07/25	11/06/25	246,710	4.11	156,439	2.61	8.32	1,301,570
Class W	10/07/25	11/06/25	—	—	—	—	—	—

2025 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

Repurchase offers results for the year ended December 31, 2024 were as follows:
	Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
Institutional	01/08/24	02/07/24	1,251,004	2.82%	1,251,004	2.82%	$ 8.60	$ 10,758,638
Class A	01/08/24	02/07/24	354,469	3.16	354,469	3.16	8.62	3,055,525
Class U	01/08/24	02/07/24	152,926	2.94	152,926	2.94	8.61	1,316,692
Class W	01/08/24	02/07/24	—	—	—	—	—	—
Institutional	04/08/24	05/08/24	1,768,913	3.81	1,768,913	3.81	8.56	15,141,892
Class A	04/08/24	05/08/24	116,792	1.01	116,792	1.01	8.59	1,003,245
Class U	04/08/24	05/08/24	314,981	5.81	314,981	5.81	8.58	2,702,537
Class W	04/08/24	05/08/24	—	—	—	—	—	—
Institutional	07/08/24	08/07/24	1,981,220	4.18	1,981,220	4.18	8.51	16,860,182
Class A	07/08/24	08/07/24	354,125	2.89	354,125	2.89	8.54	3,024,227
Class U	07/08/24	08/07/24	375,171	6.57	375,171	6.57	8.53	3,200,205
Class W	07/08/24	08/07/24	—	—	—	—	—	—
Institutional	10/07/24	11/06/24	1,508,985	3.03	1,508,985	3.03	8.60	12,977,275
Class A	10/07/24	11/06/24	660,381	5.20	660,381	5.20	8.63	5,699,090
Class U	10/07/24	11/06/24	304,444	5.26	304,444	5.26	8.62	2,624,310
Class W	10/07/24	11/06/24	—	—	—	—	—	—

(a)	Date the repurchase offer period began.
The amount of the repurchase offers is shown as redemptions of shares resulting from repurchase offers in the Consolidated Statements of Changes in Net Assets.
As of December 31, 2025, shares owned by BlackRock Financial Management, Inc., an affiliate of the Fund, were as follows:
Fund Name	Institutional	Class A	Class J	Class U	Class W
BlackRock HPS Credit Strategies Fund	9,800,000	58,962	57,937	23,787	23,787
12.
SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.
Notes to Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of BlackRock HPS Credit Strategies Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of BlackRock HPS Credit Strategies Fund (formerly BlackRock Credit Strategies Fund) (the “Fund”), including the consolidated schedule of investments, as of December 31, 2025, the related consolidated statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 25, 2026
We have served as the auditor of one or more BlackRock investment companies since 1992.

2025 BlackRock Annual Report to Shareholders

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2025:
Fund Name	Qualified Dividend Income
BlackRock HPS Credit Strategies Fund	$ 1,640,770
The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2025:
Fund Name	Federal Obligation Interest
BlackRock HPS Credit Strategies Fund	$ 594,644
The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.
The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2025 qualified for the dividends-received deduction for corporate shareholders:
Fund Name	Dividends-Received Deduction
BlackRock HPS Credit Strategies Fund	2.43%
The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2025:
Fund Name	Interest Dividends
BlackRock HPS Credit Strategies Fund	$ 48,013,047
The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2025:
Fund Name	Interest- Related Dividends
BlackRock HPS Credit Strategies Fund	$ 37,921,140
Important Tax Information

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s dividend reinvestment plan (the “Reinvestment Plan”), registered shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Shares of the Fund by BNY Mellon Investment Servicing (US) Inc. (the “Reinvestment Plan Agent”), unless the shareholder elects to receive cash. Shareholders who elect not to participate in the Reinvestment Plan will receive all dividends in cash paid directly to the shareholder of record (or, if the Shares are held through banks, brokers or other nominee name, then to such banks, brokers or other nominee) by BNY Mellon Investment Servicing (US) Inc., as dividend disbursing agent. You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting your bank, broker or other nominee who holds your Fund common shares or if your Fund common shares are held directly by the Fund, by contacting the Reinvestment Plan Agent, at the address set forth below. Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend.
In the case of record shareholders such as banks, brokers or other nominees that hold Fund common shares for others who are the beneficial owners, the Reinvestment Plan Agent will administer the Reinvestment Plan on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Reinvestment Plan. Shareholders whose Shares are held in the name of a bank, broker or other nominee should contact the bank, broker or other nominee for details. Such shareholders may not be able to transfer their shares to another bank, broker or other nominee and continue to participate in the Reinvestment Plan.
The number of newly issued Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the reinvestment date; there is no sales or other charge for reinvestment.
The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. The Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants with regard to newly issued Shares in the Reinvestment Plan. Notice of amendments to the Reinvestment Plan will be sent to participants.
All correspondence concerning the Reinvestment Plan should be directed to the Reinvestment Plan Agent, in writing to: BlackRock Funds, C/O BNY Mellon Investment Servicing, PO Box 534429, Pittsburgh, PA 15253.

2025 BlackRock Annual Report to Shareholders

Trustee and Officer Information

Independent Trustees
Name Year of Birth(a)(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
W. Carl Kester 1951	Chair of the Board and Trustee (Since 2018)
Baker Foundation Professor and George Fisher Baker Jr.
Professor of Business Administration, Emeritus, Harvard
Business School since 2022; George Fisher Baker Jr.
Professor of Business Administration, Harvard Business
School from 2008 to 2022; Deputy Dean for Academic
Affairs from 2006 to 2010; Chairman of the Finance Unit,
from 2005 to 2006; Senior Associate Dean and Chairman
of the MBA Program from 1999 to 2005; Member of the
faculty of Harvard Business School since 1981.
			68 RICs consisting of 102 Portfolios	None
Catherine A. Lynch 1961	Trustee (Since 2018)
Chief Executive Officer, Chief Investment Officer and
various other positions, National Railroad Retirement
Investment Trust from 2003 to 2016; Associate Vice
President for Treasury Management, The George
Washington University from 1999 to 2003;  Assistant
Treasurer, Episcopal Church of America from 1995 to
1999.
			68 RICs consisting of 102 Portfolios	PennyMac Mortgage Investment Trust.
Cynthia L. Egan 1955	Trustee (Since 2023)
Advisor, U.S. Department of the Treasury from 2014 to
2015; President, Retirement Plan Services, for T. Rowe
Price Group, Inc. from 2007 to 2012; executive positions
within Fidelity Investments from 1989 to 2007.
			68 RICs consisting of 102 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non- Executive Vice Chair of the Board) (chemical products)
Arthur P. Steinmetz 1958	Trustee (Since 2023)
Trustee of Denison University since 2020; Consultant,
Posit PBC (enterprise data science) since 2020; Director,
ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief
Executive Officer and President of OppenheimerFunds,
Inc. from 2015, 2014 and 2013, respectively to 2019;
Trustee, President and Principal Executive Officer of
104 OppenheimerFunds funds from 2014 to 2019;
Portfolio manager of various OppenheimerFunds fixed
income mutual funds from 1986 to 2014.
			68 RICs consisting of 102 Portfolios	None
Trustee and Officer Information

Trustee and Officer Information (continued)

Interested Trustees(d)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
John M. Perlowski 1964	Trustee (Since 2018) and President and Chief Executive Officer (Since 2018)
Managing Director of BlackRock, Inc. since 2009; Head of
BlackRock Global Accounting and Product Services since
2009; Advisory Director of Family Resource Network
(charitable foundation) since 2009; Member of
BlackRock’s Global Executive Committee since 2025.
			94 RICs consisting of 270 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)
Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The
Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: W.
Carl Kester, 1995. Certain other Independent Trustees became members of the boards of the close-end funds in the BlackRock Fixed-Income Complex as follows: Catherine A. Lynch, 2016.

(d)
Mr. Perlowski is an “interested person,” as defined in the 1940 Act, of the Fund based on his position with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock
Multi-Asset Complex.

Officers Who Are Not Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years
Jonathan Diorio 1980	Vice President (Since 2018)	Member of BlackRock’s Global Operating Committee since 2023; Managing Director of BlackRock, Inc. since 2015.
Lindsey Lorenz 1982	Chief Financial Officer (Since 2025)	Director of BlackRock, Inc. since 2020; Assistant Treasurer and Director of US Fund Oversight at Janus Henderson Investors from 2017 to 2020.
Jay M. Fife 1970	Treasurer (Since 2018)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2025)
Chief Compliance Officer of BlackRock Advisors, LLC and other BlackRock US registered investment advisers since 2014;
Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund
Advisors (“BFA”) since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012;
Chief Compliance Officer of the Fund from 2018 to February 2024; Chief Compliance Officer of the BlackRock-advised
Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex from 2014 to 2023; Chief
Compliance Officer for the BFA advised iShares® exchange traded funds from 2006 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019.
Janey Ahn 1975	Secretary (Since 2018)	Managing Director of BlackRock, Inc. since 2018.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Fund serve at the pleasure of the Board.
Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 882-0052.
Effective October 1, 2025, each of David Delbos, Philip Tseng, Patrick Wolfe and Eric Yuan are no longer a portfolio manager of the Fund. Effective October 1, 2025, each of Michael
Patterson and Purnima Puri became a portfolio manager of the Fund. Mr. Patterson and Ms. Puri have been employed by BlackRock since 2025 and by HPS since 2007. Jeffrey Cucunato continues to serve as a portfolio manager of the Fund.

2025 BlackRock Annual Report to Shareholders

Additional Information

General Information
The Fund’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800) 882-0052.
The following information is a summary of certain changes since December 31, 2024. This information may not reflect all of the changes that have occurred since you purchased the Fund.
Except if noted otherwise herein, there were no changes to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolios.
In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund may from time to time purchase shares of its common stock in the open market or in private transactions.
Quarterly performance, shareholder reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
The Board of Trustees of the Fund has delegated the voting of proxies for the Fund’s securities to BlackRock Advisors, LLC (the “Advisor”) pursuant to the Closed-End Fund Proxy Voting Policy. The Adviser has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Fund. The BAIS Guidelines are available at www.blackrock.com.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
Availability of Fund Updates
BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.
Additional Information

Additional Information (continued)

Fundamental Periodic Repurchase Policy
The Fund has adopted an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act as a fundamental policy. As an interval fund, the Fund will make quarterly repurchase offers at net asset value (less a repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board shortly before the commencement of each offer and will be between 5% and 25% of the Fund’s then outstanding shares.
The Fund has adopted the following fundamental policies regarding periodic repurchases:
(a) The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act.
(b) The periodic interval between repurchase request deadlines will be approximately 3 months.
(c) The maximum number of days between a repurchase request deadline and the next repurchase pricing date will be 14 days; provided that if the 14th day after a repurchase request deadline is not a business day, the repurchase pricing date shall be the next business day.
The Board may place such conditions and limitations on a repurchase offer as may be permitted under Rule 23c-3. Repurchase offers may be suspended or postponed under certain circumstances, as provided in Rule 23c-3.
During the fiscal year ended December 31, 2025, the Fund conducted repurchase offer for up to 5% of its outstanding Common Shares, pursuant to Rule 23c-3 under the 1940 Act, as summarized in the following table:
Number of Repurchase Offers	Number of Shares Repurchased	Number of Shares Tendered
4	18,095,254	20,974,547
Fund and Service Providers
Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Sub-Adviser
BlackRock Capital Investment Advisors, LLC
New York, New York 10001
BlackRock International Limited
Edinburgh, EH3 8BL
United Kingdom
BlackRock (Singapore) Limited
079912 Singapore
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02114
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809
Distributor
BlackRock Investments, LLC
New York, NY 10001
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02110
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

2025 BlackRock Annual Report to Shareholders

Glossary of Terms Used in this Report

Currency Abbreviation
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
USD	United States Dollar

Portfolio Abbreviation
CLO	Collateralized Loan Obligation
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
CPI	Consumer Price Index
CVR	Contingent Value Right
EURIBOR	Euro Interbank Offered Rate
PIK	Payment-in-Kind
SOFR	Secured Overnight Financing Rate
Glossary of Terms Used in this Report

Want to know more?
blackrock.com | 877-275-1255
This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when repurchased by the Fund in connection with any applicable repurchase offer, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.
CRST-12/25-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Catherine A. Lynch

Arthur P. Steinmetz

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4–	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees

Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock HPS Credit Strategies Fund	$114,390	$113,832	$0	$8,000	$49,400	$22,900	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End

(b) Audit-Related Fees[1]	$0	$0

(c) Tax Fees[2]	$0	$0

(d) All Other Fees[3]	$2,149,000	$2,149,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,149,000 and $2,149,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored or advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the Securities and Exchange Commission’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock HPS Credit Strategies Fund	$49,400	$30,900

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End

$2,149,000	$2,149,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) Not Applicable

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not Applicable

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not Applicable

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – Not Applicable

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not Applicable

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract – Not Applicable

Item 12 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - The board of trustees has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Closed-End Fund Proxy Voting Policy. The Investment Adviser has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Fund. Copies of the Closed-End Fund Proxy Voting Policy and the BAIS Guidelines are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 882-0052, (ii) at www.blackrock.com and (iii) on the SEC’s website at http://www.sec.gov.

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Jeffrey Cucunato, Managing Director at BlackRock, Michael Patterson, Managing Director at BlackRock, and Purnima Puri, Managing Director at BlackRock. Messrs. Cucunato and Patterson and Ms. Puri are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Mr. Cucunato has been a member of the Fund’s management team since 2019, and Mr. Patterson and Ms. Puri have been members of the Fund’s management team since 2025.

Portfolio Manager	Biography

Jeffrey Cucunato	Managing Director of BlackRock since 2005.

Michael Patterson	Managing Director of BlackRock, Inc. since 2025. Founding Partner of HPS Investment Partners since 2007.

Purnima Puri	Managing Director of BlackRock, Inc. since 2025. Founding Partner of HPS Investment Partners since 2007.

(a)(2) As of December 31, 2025:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jeffrey Cucunato	3	8	1	0	0	0
	$2.80 Billion	$681.4 Million	$367.5 Million	$0	$0	$0
Michael Patterson	0	69	114	0	66	99
	$0	$46.54 Billion	$55.41 Billion	$0	$42.00 Billion	$42.50 Billion
Purnima Puri	0	20	93	0	18	63
	$0	$1.43 Billion	$25.18 Billion	$0	$1.15 Billion	$17.30 Billion

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Cucunato and Patterson and Ms. Puri may be managing funds and/or accounts that are subject to incentive fees. Messrs. Cucunato and Patterson and Ms. Puri may therefore be entitled to receive a portion of any incentive fees earned on such funds and/or accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2025:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2025.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a performance-based discretionary bonus, and may also include participation in various benefits programs and/or one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.

Discretionary incentive compensation is generally distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, deferred cash and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Certain portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. Certain of the portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash or deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and/or whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, certain portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans – BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP).

(a)(4) Beneficial Ownership of Securities – As of December 31, 2025:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned

Jeffrey Cucunato	$100,001 - $500,000

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned

Michael Patterson	None

Purnima Puri	None

(b) Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock HPS Credit Strategies Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock HPS Credit Strategies Fund

Date: February 25, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock HPS Credit Strategies Fund

Date: February 25, 2026

By:	/s/ Lindsey Lorenz
Lindsey Lorenz
Chief Financial Officer (principal financial officer) of
BlackRock HPS Credit Strategies Fund

Date: February 25, 2026